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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM N-1A

     REGISTRATION STATEMENT (NO. 33-19446) UNDER THE SECURITIES ACT OF 1933


                           PRE-EFFECTIVE AMENDMENT NO.
                        POST-EFFECTIVE AMENDMENT NO. 21

                                      AND


        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                                AMENDMENT NO. 23


                             VANGUARD FENWAY FUNDS
                (FORMERLY KNOWN AS VANGUARD EQUITY INCOME FUND)
         (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST

                     P.O. BOX 2600, VALLEY FORGE, PA 19482
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                  REGISTRANT'S TELEPHONE NUMBER (610) 669-1000

                           R. GREGORY BARTON, ESQUIRE
                                  P.O. BOX 876
                             VALLEY FORGE, PA 19482


               IT IS PROPOSED THAT THIS FILING BECOME EFFECTIVE:
            ON JUNE 2, 2000, PURSUANT TO PARAGRAPH (B) OF RULE 485.


                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
  AS SOON AS PRACTICABLE AFTER THIS REGISTRATION STATEMENT BECOMES EFFECTIVE.

The Vanguard Equity Income Fund Prospectus from Post-Effective Amendment No. 17 is incorporated by reference.

VANGUARD
GROWTH EQUITY FUND

Prospectus
June 12, 2000


This prospectus contains
financial data for the
Fund through the
fiscal year ended
September 30, 1999.

[A MEMBER OF
THE VANGUARD GROUP LOGO]

VANGUARD GROWTH EQUITY FUND
Prospectus
June 12, 2000

A Growth Stock Mutual Fund

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CONTENTS
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1 FUND PROFILE                               13 FINANCIAL HIGHLIGHTS

4 ADDITIONAL INFORMATION                     16 INVESTING WITH VANGUARD

4 A WORD ABOUT RISK                             16 Services and Account Features

4 WHO SHOULD INVEST                             17 Types of Accounts

5 PRIMARY INVESTMENT STRATEGIES                 18 Buying Shares

9 THE FUND AND VANGUARD                         20 Redeeming Shares

10 INVESTMENT ADVISER                           23 Transferring Registration

11 DIVIDENDS, CAPITAL GAINS, AND TAXES          24 Fund and Account Updates

13 SHARE PRICE                               GLOSSARY (inside back cover)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WHY READING THIS PROSPECTUS IS IMPORTANT
This prospectus explains the objective, risks, and strategies of Vanguard Growth Equity Fund. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk (R)" explanations along the way. Reading the prospectus will help you to decide whether the Fund is the right investment for you. We suggest that you keep it for future reference.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
IMPORTANT NOTE
The minimum initial investment for the Fund is $10,000.
--------------------------------------------------------------------------------













NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND PROFILE

The following profile summarizes key features of Vanguard Growth Equity Fund.

INVESTMENT OBJECTIVE
The Fund seeks to provide long-term capital appreciation.


INVESTMENT STRATEGIES
The Fund invests mainly--at least 65% of its total assets--in mid- and large-capitalizationstocks of U.S. companies. The Fund's adviser looks for companies that are believed to have strong earnings growth potential and to be reasonably valued at the time of purchase. The Fund seeks to remain "sector neutral" as compared to the Russell 1000 Growth Index, meaning that it invests across economic sectors in roughly the same proportions as those sectors are represented in the Index. In addition, the Fund attempts to avoid undue exposure to any one company by limiting the amount of Fund assets that may be invested in a single stock. The Fund's limits on investments in a single stock are based on the company's representation within (or absence from) the Russell 1000 Growth Index. The Fund trades stocks aggressively, which may result in higher transaction costs for the Fund, greater capital gains tax liabilities for shareholders, and reduced after-tax performance.


PRIMARY RISKS
THE FUND'S TOTAL RETURN, LIKE STOCK PRICES GENERALLY, WILL FLUCTUATE WITHIN A WIDE RANGE, SO AN INVESTOR COULD LOSE MONEY OVER SHORT OR EVEN LONG PERIODS. The Fund is also subject to:
- Investment style risk, which is the chance that returns from mid- and large- capitalization growth stocks will trail returns from other asset classes or the overall stock market. Mid-cap stocks historically have been more volatile in price than the large-cap stocks that dominate the S&P 500 Index, and have performed differently than the overall stock market.
- Manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives.
- Sector risk, which is the chance that the Fund's returns could be hurt significantly by problems affecting a particular economic sector. With over 45% of the Fund's total assets currently invested in technology stocks, sector risk is quite high for the Fund. The pace of change is extremely rapid in the technology sector, and new technology products or services can become obsolete just a short period of time after they emerge. Consequently, technology stocks tend to be much more volatile than stocks of other economic sectors.

2

PERFORMANCE/RISK INFORMATION
The following bar chart and table provide an indication of the risk of investing in the Fund. The bar chart shows the Fund's performance in each calendar year since inception. The table shows how the Fund's average annual total returns for one and five calendar years, and since inception, compare with those of a broad-based securities market index. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.*


              ----------------------------------------------------
                               ANNUAL TOTAL RETURNS
              ----------------------------------------------------
                                 1993           15.38%
                                 1994           -6.73%
                                 1995           29.96%
                                 1996           19.23%
                                 1997           31.36%
                                 1998           38.07%
                                 1999           53.60%
              ----------------------------------------------------
              The Fund's year-to-date return as of the most recent calendar quarter ended March 31, 2000, was 13.26%.
              ----------------------------------------------------

     During the period shown in the bar chart, the highest return for a calendar quarter was 39.67% (quarter ended December 31,1999) and the lowest return for a quarter was -8.85% (quarter ended September 30,1998).


*Prior to June 12, 2000, Vanguard Growth Equity Fund was organized as Turner Growth Equity Fund and was sponsored by Turner Investment Partners, Inc., its investment adviser. A reorganization brought the Fund into The Vanguard Group, while maintaining the same investment objective, strategies, and adviser.


        --------------------------------------------------------------------
           AVERAGE ANNUAL TOTAL RETURNS FOR YEARS ENDED DECEMBER 31, 1999
        --------------------------------------------------------------------
                                      1 YEAR   5 YEARS     SINCE INCEPTION*
        --------------------------------------------------------------------
        Vanguard Growth Equity Fund    53.60%   33.98%          23.68%
        Russell 1000 Growth Index      33.16    34.21           22.08
        --------------------------------------------------------------------
        *March 11, 1992.
        --------------------------------------------------------------------


--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                                 FUND EXPENSES

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard Growth Equity Fund's estimated expense ratio for its first full year of operations as a Vanguard fund is 0.65%, or $6.50 per $1,000 of average net assets. The average growth equity mutual fund had expenses in 1999 of 1.53%, or $15.30 per $1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry). Management expenses, which are one part of operating expenses, include investment advisory fees as well as other costs of managing a fund--such as account maintenance, reporting, accounting, legal, and other administrative expenses.
--------------------------------------------------------------------------------

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on amounts now in effect.*


      SHAREHOLDER FEES (FEES PAID directly FROM YOUR INVESTMENT)
      Sales Charge (Load) Imposed on Purchases:                       None
      Sales Charge (Load) Imposed on Reinvested Dividends:            None
      Redemption Fee:                                                 None
      Exchange Fee:                                                   None

      ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S
      ASSETS)
      Management Expenses:                                           0.62%
      12b-1 Distribution Fee:                                         None
      Other Expenses:                                                0.03%
       TOTAL ANNUAL FUND OPERATING EXPENSES:

*The information in the table has been restated to reflect estimated expenses for the Fund's first full year as a member of The Vanguard Group, rather than reflect last year's expenses which changed materially when the Fund became a member of The Vanguard Group on June 12, 2000.


     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund. This example assumes that the Fund provides a return of 5% a year, and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of each period.


               -------------------------------------------------
                  1 YEAR      3 YEARS    5 YEARS      10 YEARS
               -------------------------------------------------
                   $66         $208       $362          $810
               -------------------------------------------------


     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                            THE COSTS OF INVESTING
Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with the fund's buying and selling of securities. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------

4


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS             MINIMUM INITIAL INVESTMENT
Distributed annually in                 $10,000; $1,000 for IRAs and custodial
December                                accounts for minors

INVESTMENT ADVISER                      NEWSPAPER ABBREVIATION
Turner Investment Partners,             GrowEq
Inc.,
Berwyn, Pa., since inception
                                        VANGUARD FUND NUMBER
                                        544
INCEPTION DATE
March 11, 1992                          CUSIP NUMBER
                                        921921201
NET ASSETS AS OF SEPTEMBER 30, 1999
$142.8 million                          TICKER SYMBOL
                                        VGEQX
SUITABLE FOR IRAS
Yes
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
A WORD ABOUT RISK
This prospectus describes risks you would face as an investor in Vanguard Growth Equity Fund. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in the Fund, you should also take into account your personal tolerance for the daily fluctuations of the stock market.
     Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about each type of risk that you would confront as a shareholder of the Fund.
--------------------------------------------------------------------------------



WHO SHOULD INVEST


The Fund may be a suitable investment for you if:
- You wish to add a growth equity fund to your existing holdings, which could include other stock investments as well as bond, money market, and tax-exempt investments.
-    You are seeking growth of capital over the long term--at least five years.
-    You are not looking for current income.


     THE VANGUARD FUNDS DO NOT PERMIT MARKET-TIMING. DO NOT INVEST IN THIS FUND IF YOU ARE A MARKET-TIMER.


--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                           COSTS AND MARKET-TIMING
Some investors try to profit from market-timing--switching money into investments when they expect prices to rise, and taking money out when they expect the market to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Therefore, the Fund discourages short-term trading by, among other things, limiting the number of exchanges it permits.
--------------------------------------------------------------------------------

     The Fund has adopted the following policies, among others, to discourage short- term trading:
- The Fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to the efficient management of the Fund. A purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor.
- There is a limit on the number of times you can exchange into and out of the Fund (see "Redeeming Shares" in the INVESTING WITH VANGUARD section).
-    The Fund reserves the right to stop offering shares at any time.


--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                         GROWTH FUNDS AND VALUE FUNDS
Growth investing and value investing are two styles employed by stock fund managers. Growth funds generally focus on companies believed to have above-average potential for growth in revenue and earnings. Reflecting the market's high expectations for superior growth, the prices of such stocks are typically above-average in relation to such measures as revenue, earnings, and book value. Generally, growth stocks have below-average dividend yields relative to value stocks. Value funds generally emphasize stocks of companies from which the market does not expect strong growth. The prices of value stocks typically are below-average in comparison to such factors as earnings and book value, and these stocks typically have above-average dividend yields. Growth and value stocks have, in the past, produced similar long-term returns, though each category has periods when it outperforms the other.
--------------------------------------------------------------------------------


PRIMARY INVESTMENT STRATEGIES
This section explains the strategies that the investment adviser uses in pursuit of the Fund's objective, long-term capital appreciation. It also explains how the adviser implements these strategies. In addition, this section discusses several important risks--market risk, investment style risk, and manager risk--faced by investors in the Fund. The Fund's Board of Trustees oversees the management of the Fund, and may change the investment strategies in the interest of shareholders.


--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                   LARGE-CAP, MID-CAP, AND SMALL-CAP STOCKS
Stocks of publicly traded companies--and mutual funds that hold these stocks--can be classified by the companies' market value, or capitalization. Market capitalization changes over time, and there is no "official" definition of the boundaries of large-, mid-, and small-cap stocks. Vanguard generally defines large-capitalization (large-cap) funds as those holding stocks of companies whose outstanding shares have a market value exceeding $12 billion; mid-cap funds as those holding stocks of companies with a market value between $1 billion and $12 billion; and small-cap funds as those typically holding stocks of companies with a market value of less than $1 billion. Vanguard periodically reassesses these classifications.
--------------------------------------------------------------------------------

6

MARKET EXPOSURE


The Fund invests primarily in mid- and large-capitalization stocks of U.S. companies, that are believed to have strong earnings growth potential and to be reasonably valued at the time of purchase.

[FLAG]THE FUND IS SUBJECT TO MARKET RISK,  WHICH IS THE CHANCE THAT STOCK PRICES
     OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.


     To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, that the gap between best and worst tends to narrow over the long term.

             ------------------------------------------------------
                       U.S. STOCK MARKET RETURNS (1926-1999)
             ------------------------------------------------------
                       1 YEAR   5 YEARS    10 YEARS   20 YEARS
             ------------------------------------------------------
             Best       54.2%    28.6%       19.9%      17.9%
             Worst     -43.1    -12.4        -0.9        3.1
             Average    13.2     11.0        11.1       11.1
             ------------------------------------------------------


     The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 1999. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 11.0%, returns for individual 5-year periods ranged from a -12.4% average (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or this Fund in particular.

[FLAG]THE FUND IS SUBJECT TO  INVESTMENT  STYLE  RISK,  WHICH IS THE CHANCE THAT
     RETURNS FROM MID- AND LARGE-CAPITALIZATION GROWTH STOCKS WILL TRAIL RETURNS FROM OTHER ASSET CLASSES OR THE OVERALL STOCK MARKET. AS A GROUP, MID- AND LARGE-CAPITALIZATION GROWTH STOCKS TEND TO GO THROUGH CYCLES OF DOING BETTER--OR WORSE--THAN COMMON STOCKS IN GENERAL. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.



--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                             FUND DIVERSIFICATION
In general, the more diversified a fund's stock holdings, the less likely it is that a specific stock's poor performance will hurt the fund. One measure of a fund's diversification is the percentage of its assets represented by its ten largest holdings. The average U.S. equity mutual fund has about 34% of its assets invested in its ten largest holdings, while some less-diversified funds have more than 50% of their assets invested in the stocks of just ten companies.
--------------------------------------------------------------------------------

SECURITY SELECTION


Turner Investment Partners, Inc. (Turner), the Fund's adviser, seeks to buy stocks of companies with strong earnings prospects and sell those with deteriorating earnings prospects. Turner evaluates a company's earnings prospects through a blend of quantitative, fundamental, and technical criteria. First, Turner uses a proprietary computer model to screen stocks according to numerous earnings-growth and valuation factors. Next, Turner applies fundamental analysis--meeting with companies' management teams and talking to industry authorities in an effort to anticipate changes in corporate earnings before other investors do. Finally, Turner uses technical analysis to evaluate trends in trading volume and prices of individual stocks. Turner is interested primarily in money flow, which measures investor interest in a stock based on its volume, pricing patterns and relative strengths versus other stocks in the same industry.
     Turner believes forecasts for market timing and sector rotation are unreliable, and introduce an unacceptable level of risk to a portfolio. Accordingly, Turner invests the Fund's assets across major economic sectors and attempts to maintain sector weightings that approximate the Russell 1000 Growth Index. The sector weightings of the Index were as follows on March 31, 2000:

           ----------------------------------------------------------
           SECTOR                                PERCENTAGE OF INDEX
           ----------------------------------------------------------
           Technology                                   45.6%
           Consumer Discretionary and Services          15.9
           Health Care                                  13.0
           Other                                         7.2
           Consumer Staples                              5.8
           Utilities                                     4.2
           Financial Services                            4.0
           Producer Durables                             2.7
           Other Energy                                  0.8
           Autos and Transportation                      0.4
           Materials and Processing                      0.3
           Integrated Oils                               0.0
           ----------------------------------------------------------

Keep in mind that, because sector weightings change daily, this listing is only a "snapshot" at one point in time.


[FLAG] THE FUND IS SUBJECT TO SECTOR  RISK,  WHICH IS THE CHANCE THAT THE FUND'S
     RETURN COULD BE HURT SIGNIFICANTLY BY PROBLEMS AFFECTING A PARTICULAR ECONOMIC SECTOR. WITH OVER 45% OF THE FUND'S TOTAL ASSETS CURRENTLY INVESTED IN TECHNOLOGY STOCKS, SECTOR RISK IS QUITE HIGH FOR THE FUND.


     The pace of change is extremely rapid in the technology sector, and new technology products or services can become obsolete just a short period of time after they emerge. Consequently, technology stocks tend to be much more volatile than stocks of other economic sectors.
     Turner also believes that it is imprudent to be overly invested in any one stock, and therefore limits the Fund's investments as follows:

     8



--------------------------------------------------------------------------------------------------
IF A STOCK'S MONTH-END WEIGHTING
WITHIN THE INDEX IS:                THEN THE FUND WILL LIMIT INVESTMENTS AT-COST IN THAT STOCK TO:
--------------------------------------------------------------------------------------------------
Less than 2%                        No more than 3.5% of Fund assets
2% to 5%                            No more than twice the Index weight at time of
                                    purchase
More than 5%                        No more than 1 1/2 times the Index weight at time
                                    of purchase
--------------------------------------------------------------------------------------------------

     In addition, the Fund may invest no more than 3% of its assets in any stock that is not part of the Index.


     The Fund is run by Turner according to traditional methods of active investment management. This means that securities are bought and sold according to Turner's judgments about companies and their financial prospects, within the context of the stock market and the economy in general.
     The Fund is generally managed without regard to tax ramifications.


[FLAG]THE FUND IS SUBJECT TO MANAGER RISK,  WHICH IS THE CHANCE THAT THE ADVISER
     MAY DO A POOR JOB OF SELECTING STOCKS.

TURNOVER RATE
The Fund retains the right to sell securities regardless of how long the securities have been held. Historically, the Fund has bought and sold securities frequently, resulting in a HIGH turnover rate. The Fund's average turnover rate for the past five years has been about 216%. (A turnover rate of 100% would occur, for example, if the Fund sold and replaced securities valued at 100% of its net assets within a one-year period.)

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                                TURNOVER RATE
Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as income subject to taxes. As of March 31, 2000, the average turnover rate for all growth stock funds was approximately 126%, according to Morningstar, Inc.
--------------------------------------------------------------------------------



OTHER INVESTMENT POLICIES AND RISKS


Besides investing in common stocks of growth companies, the Fund may make certain other kinds of investments to achieve its objective. The Fund may invest a portion of its assets in securities that are convertible to common stocks, warrants, rights to purchase common stocks, and American Depository Receipts
(ADRs). The Fund may also invest, to a limited extent, in foreign securities. The Fund may also invest in stock futures, stock index futures, and options contracts, which are traditional types of derivatives. Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. This Fund will not use futures for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. The Fund's obligation under futures contracts will not exceed 20% of its total assets.

     The reasons for which the Fund will invest in futures and options are:
- To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.
- To reduce the Fund's transaction costs or add value when these instruments are favorably priced.

     The Fund may temporarily depart from its normal investment policies--for instance, by investing substantially in cash reserves--in response to extraordinary market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but otherwise fail to achieve its investment objective.


--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                                 DERIVATIVES
A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Futures and options are derivatives that have been trading on regulated exchanges for more than two decades. These "traditional" derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. It is these characteristics that differentiate futures and options from the relatively new types of derivatives. If used for speculation or as leveraged investments, derivatives can carry considerable risks.
--------------------------------------------------------------------------------


THE FUND AND VANGUARD

The Fund is a member of The Vanguard Group, a family of more than 35 investment companies with more than 100 funds holding assets worth more than $550 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.
     Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.



--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                    VANGUARD'S UNIQUE CORPORATE STRUCTURE
The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.
--------------------------------------------------------------------------------

INVESTMENT ADVISER

The Fund employs Turner Investment Partners, Inc. (Turner), 1235 Westlakes Drive, Suite 350, Berwyn, PA 19312 as its investment adviser. Turner manages the Fund subject to the control of the Trustees and officers of the Fund.

10


     Turner's advisory fee is paid quarterly. The fee is based on certain annual percentage rates applied to the Fund's average month-end assets for each quarter. In addition, the quarterly fee is increased or decreased based upon Turner's performance in comparison to its benchmark index. For these purposes, Turner's cumulative investment performance over a trailing 36-month period is compared to the cumulative total return of the Russell 1000 Growth Index over the same period.
     For the fiscal year ended September 30, 1999, the investment advisory fees paid to Turner represented an effective annual rate of 0.75% of the Fund's average net assets. (Please note that these fees were calculated under a prior advisory agreement that terminated when the Fund joined The Vanguard Group. Under the prior agreement, the adviser was not subject to a performance fee adjustment. Had the current fee schedule been in place for fiscal 1999, the investment advisory fee would have represented an effective annual rate of 0.44% of the Fund's average net assets.)
     The Fund has authorized Turner to choose brokers or dealers to handle the purchase and sale of securities for the Fund, and to get the best available price and most favorable execution from these brokers with respect to all transactions.
     In the interest of obtaining better execution of a transaction, Turner may choose brokers who charge higher commissions. If more than one broker can obtain the best available price and most favorable execution of a transaction, then Turner is authorized to choose a broker who, in addition to executing the transaction, will provide research services to Turner or the Fund. Also, the Fund may direct Turner to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Fund.
     The Board of Trustees may, without prior approval from shareholders, change the terms of the advisory agreement or hire a new investment adviser, either as a replacement for Turner or as an additional adviser. However, any such change will be communicated to shareholders in writing.



--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                              THE FUND'S ADVISER
Turner Investment Partners, Inc. is a professional advisory firm founded in 1990, specializing in growth equity investing. As of March 31, 2000, Turner had discretionary management authority with respect to approximately $9.5 billion in assets, including ten non-Vanguard mutual funds with $1.7 billion in assets.

ROBERT E. TURNER, CFA, Chairman and Chief Investment Officer of Turner since co-founding the firm in 1990; has worked in investment management since 1981; B.S. and M.B.A., Bradley University.

MARK TURNER,  President of Turner since co-founding the firm in 1990; has worked
in  investment   management  since  1982;  B.S.,  Bradley  University;   M.B.A.,
University of Illinois.

JOHN HAMMERSCHMIDT, Senior Equity Portfolio Manager of Turner since 1992; has worked in investment management since 1983; B.S., Lehigh University; M.B.A., Duke University.

CHRISTOPHER MCHUGH, Senior Equity Portfolio Manager of Turner since 1990; has worked in investment management since 1986; B.S., Philadelphia College of Textiles and Science; M.B.A., St. Joseph's University.
--------------------------------------------------------------------------------

DIVIDENDS, CAPITAL GAINS, AND TAXES

FUND DISTRIBUTIONS
The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses), as well as any capital gains realized from the sale of its holdings. Distributions generally occur in December. You can receive distributions of income dividends or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.


--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                                DISTRIBUTIONS
As a shareholder, you are entitled to your share of the fund's income from interest and dividends, and gains from the sale of investments. You receive such earnings as either an income dividend or a capital gains distribution. Income dividends come from both the dividends that the fund earns from its holdings and the interest it receives from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term depending on whether the fund held the securities for one year or less, or more than one year.
--------------------------------------------------------------------------------



BASIC TAX POINTS
Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, taxable investors should be aware of the following basic tax points:

- Distributions are taxable to you for federal income tax purposes whether or not you reinvest these amounts in additional Fund shares.
- Distributions declared in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.
- Any dividends and short-term capital gains that you receive are taxable to you as ordinary income for federal income tax purposes.
- Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.
- Capital gains distributions may vary considerably from year to year as a result of the Fund's normal investment activities and cash flows.
- A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.
- Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.



GENERAL INFORMATION
BACKUP  WITHHOLDING.   By  law,  Vanguard  must  withhold  31%  of  any  taxable
distributions or redemptions from your account if you do not:
-    provide us with your correct taxpayer identification number;
-    certify that the taxpayer identification number is correct; and
-    confirm that you are not subject to backup withholding.
Similarly, Vanguard must withhold from your account if the IRS instructs us to do so.

12

FOREIGN INVESTORS. The Vanguard funds generally do not offer their shares for sale outside of the United States. Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds. INVALID ADDRESSES. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.
TAX CONSEQUENCES. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax adviser for detailed information about a fund's tax consequences for you.


--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                             "BUYING A DIVIDEND"
Unless you are investing through a tax-deferred  retirement  account (such as an
IRA), it is not to your advantage to buy shares of a fund shortly before it makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: on December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price would drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.
--------------------------------------------------------------------------------


SHARE PRICE
The Fund's share price, called its net asset value, or NAV, is calculated each business day after the close of regular trading on the New York Stock Exchange (the NAV is not calculated on holidays or other days when the Exchange is closed). Net asset value per share is computed by adding up the total value of the Fund's investments and other assets, subtracting any of its liabilities (debts), and then dividing by the number of Fund shares outstanding:


                NET ASSET VALUE =     TOTAL ASSETS - LIABILITIES
                                 -------------------------------
                                    NUMBER OF SHARES OUTSTANDING


     Knowing the daily net asset value is useful to you as a shareholder because it indicates the current value of your investment. The Fund's NAV, multiplied by the number of shares you own, gives you the dollar amount you would have received had you sold all of your shares back to the Fund that day.
     A NOTE ON PRICING: The Fund's investments will be priced at their market value when market quotations are readily available. When these quotations are not readily available, investments will be priced at their fair value, calculated according to procedures adopted by the Fund's Board of Trustees.
     The Fund's share price can be found daily in the mutual fund listings of most major newspapers under the heading "Vanguard Funds." Different newspapers use different abbreviations of the Fund's name, but the most common is GROWEQ.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years, and certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost each year on an investment in the Fund (assuming reinvestment of all dividend and capital gains distributions). This information has been derived from the financial statements audited by Ernst & Young LLP, independent auditors, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. You may have the annual report sent to you without charge by contacting Vanguard.


------------------------------------------------------------------------------------------------------------------------
                                                                      VANGUARD GROWTH EQUITY FUND (1)
                                                   SIX MONTHS               YEAR ENDED SEPTEMBER 30,
                                                        ENDED
                                                    MARCH 31,        ---------------------------------------------------
                                                     2000 (2)          1999       1998       1997      1996 (3)     1995
------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD              $15.88             $12.87     $16.64     $17.03        $14.97   $12.46
------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
Net Investment Income                              (0.03)             (0.05)     (0.05)     (0.03)         0.02     0.10
Net Realized and Unrealized Gain
 (Loss) on Investments                              8.23               4.66       1.10       4.23          2.91     2.52
                                             ---------------------------------------------------------------------------
 Total from Investment Operations                   8.20               4.61       1.05       4.20          2.93     2.62
                                             ---------------------------------------------------------------------------
DISTRIBUTIONS
Dividends from Net Investment
 Income                                               --                 --         --         --         (0.02)   (0.11)
Distributions from Realized Capital
 Gains                                             (4.52)             (1.60)     (4.82)     (4.59)        (0.85)      --
 Total Distributions                               (4.52)             (1.60)     (4.82)     (4.59)        (0.87)   (0.11)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $19.56             $15.88     $12.87     $16.64        $17.03   $14.97
========================================================================================================================
TOTAL RETURN (4)                                   58.19%             38.16%     10.71%     32.61%        20.61%   21.15%
========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period
 (Thousands)                                    $308,426           $142,824    $97,857    $99,590       $96,164 $115,819
Ratio of Net Expenses to Average
Net Assets                                          0.95%(5)           0.96%      1.04%      1.02%     1.06%(5)     1.03%
Ratio of Net Investment Income
 (Loss) to Average Net Assets                     (0.46)%(5)         (0.42)%    (0.42)%    (0.25)%         0.03%(5) 0.69%
Ratio of Expenses to Average Net
 Assets (excluding waivers)                         0.95%(5)           0.96%      1.12%      1.05%         1.06%(5) 1.03%
Ratio of Net Investment Income
 (Loss) to Average Net Assets
 (excluding waivers)                              (0.46)%(5)         (0.42)%    (0.50)%     (0.28)%        0.03%(5) 0.69%
Turnover Rate                                     167.65%(5)         328.26%    249.58%    178.21%       147.79%  177.86%
========================================================================================================================



(1) The Fund was organized as Turner Growth Equity Fund, and was not a member of The Vanguard Group. On June 12, 2000, the Fund acquired all assets and liabilities of Turner Growth Equity Fund in a tax-free reorganization. The Fund had no operations prior to the reorganization.

(2) Unaudited.

(3) On April 19, 1996, the Board of Trustees of the Fund voted to approve a tax-free reorganization of the Fund. In connection with the reorganization, the Fund changed its fiscal year-end from October 31 to September 30, effective September 30, 1996.

(4) Returns are for the period indicated and have not been annualized.

(5) Annualized.

14

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                  HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

The Fund began the six-month period ended March 31, 2000 with a net asset value (price) of $15.88 per share. During the period, the Fund's expenses exceeded its investment income by $0.03 per share. The Fund earned $8.23 per share from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders   received   $4.52  per  share  in  the  form  of   capital   gains
distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The earnings ($8.20 per share) minus the distributions ($4.52 per share) resulted in a share price of $19.56 at the end of the period. This was an increase of $3.68 per share (from $15.88 at the beginning of the period to $19.56 at the end of the period). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Fund was 58.19% for the period.

As of March 31, 2000, the Fund had $308.4 million in net assets. For the period, its annualized expense ratio was 0.95% ($9.50 per $1,000 of net assets); and its net investment income amounted to (0.46)% of its average net assets. It sold and replaced securities valued at 167.7% of its net assets.
--------------------------------------------------------------------------------





























"Standard & Poor's (R)," "S&P (R)," "S&P 500 (R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group.

--------------------------------------------------------------------------------
INVESTING WITH VANGUARD
Are you looking for the most convenient way to open or add money to a Vanguard account? Obtain instant access to fund information? Establish an account for a minor child or for your retirement savings?
     Vanguard can help. Our goal is to make it easy and pleasant for you to do business with us.
     The following sections of the prospectus briefly explain the many services we offer. Booklets providing detailed information are available on the services marked with a [BOOKLET]. Please call us to request copies.
--------------------------------------------------------------------------------





SERVICES AND ACCOUNT FEATURES

Vanguard offers many services that make it convenient to buy, sell, or exchange shares, or to obtain fund or account information.
--------------------------------------------------------------------------------
TELEPHONE REDEMPTIONS (SALES AND EXCHANGES)
Automatically set up for this Fund unless you notify us otherwise.
--------------------------------------------------------------------------------
VANGUARD (R)  DIRECT DEPOSIT SERVICE [BOOKLET]
Automatic method for depositing your paycheck or U.S. government payment (including Social Security and government pension checks) into your account.
--------------------------------------------------------------------------------
VANGUARD (R)  AUTOMATIC EXCHANGE SERVICE [BOOKLET]
Automatic method for moving a fixed amount of money from one Vanguard fund account to another.
--------------------------------------------------------------------------------
VANGUARD FUND EXPRESS (R) [BOOKLET]
Electronic method for buying or selling shares. You can transfer money between your Vanguard fund account and an account at your bank, savings and loan, or credit union on a systematic schedule or whenever you wish.
--------------------------------------------------------------------------------
VANGUARD DIVIDEND EXPRESS TM [BOOKLET]
Electronic method for transferring dividend and/or capital gains distributions directly from your Vanguard fund account to your bank, savings and loan, or credit union account.
--------------------------------------------------------------------------------
VANGUARD TELE-ACCOUNT (R)  1-800-662-6273 (ON-BOARD)[BOOKLET]
Toll-free 24-hour access to Vanguard fund and account information--as well as some transactions--by using any touch-tone phone. Tele-Account provides total return, share price, price change, and yield quotations for all Vanguard funds; gives your account balances and history (e.g., last transaction, latest dividend distribution); and allows you to sell or exchange shares to and from most Vanguard funds.
--------------------------------------------------------------------------------

ONLINE TRANSACTIONS at www.vanguard.com [COMPUTER]
You can use your personal computer to perform certain transactions for most Vanguard funds by accessing our website. To establish this service, you must register through our website. We will then mail you an account access password that allows you to process the following financial and administrative transactions online:
-    Open a new account.*
-    Buy, sell, or exchange shares of most funds.
-    Change your name/address.

16

- Add/change fund options (including dividend options, Vanguard Fund Express, bank instructions, checkwriting, and Vanguard Automatic Exchange Service). (Some restrictions may apply.) Please call our Client Services Department for assistance.

*Only current Vanguard shareholders can open a new account online, by exchanging shares from other existing Vanguard accounts.
--------------------------------------------------------------------------------
INVESTOR INFORMATION DEPARTMENT: 1-800-662-7447 (SHIP) TEXT TELEPHONE:
1-800-952-3335
Call Vanguard for information on our funds, fund services, and retirement accounts, and to request literature.
--------------------------------------------------------------------------------
CLIENT SERVICES DEPARTMENT: 1-800-662-2739 (CREW) TEXT TELEPHONE: 1-800-749-7273 Call Vanguard for information on your account, account transactions, and account statements.
--------------------------------------------------------------------------------
SERVICES FOR CLIENTS OF VANGUARD'S INSTITUTIONAL DIVISION: 1-888-809-8102 Vanguard's Institutional Division offers a variety of specialized services for large institutional investors, including the ability to effect account transactions through private electronic networks and third-party recordkeepers.
--------------------------------------------------------------------------------


TYPES OF ACCOUNTS

Individuals and institutions can establish a variety of accounts with Vanguard.
--------------------------------------------------------------------------------
FOR ONE OR MORE PEOPLE
Open an account in the name of one (individual) or more (joint tenants) people.
--------------------------------------------------------------------------------
FOR HOLDING PERSONAL TRUST ASSETS [BOOKLET]
Invest assets held in an existing personal trust.
--------------------------------------------------------------------------------
FOR INDIVIDUAL RETIREMENT ACCOUNTS [BOOKLET]
Open a traditional IRA account or a Roth IRA account. Eligibility and other requirements are established by federal law and Vanguard custodial account agreements. For more information, please call 1-800-662-7447 (SHIP).
--------------------------------------------------------------------------------
FOR AN ORGANIZATION [BOOKLET]
Open an account as a corporation, partnership, endowment, foundation, or other entity.
--------------------------------------------------------------------------------
FOR THIRD-PARTY TRUSTEE RETIREMENT INVESTMENTS
Open an account as a retirement trust or plan based on an existing corporate or institutional plan. These accounts are established by the trustee of the existing plan.
--------------------------------------------------------------------------------
VANGUARD PROTOTYPE PLANS
Open a variety of retirement accounts using Vanguard prototype plans for individuals, sole proprietorships, and small businesses. For more information, please call 1-800-662-2003.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
A NOTE ON INVESTING WITH VANGUARD THROUGH OTHER FIRMS
You may purchase or sell Fund shares through a financial intermediary such as a bank, broker, or investment adviser. If you invest with Vanguard through an intermediary, please read that firm's program materials carefully to learn of any special rules that may apply. For example, special terms may apply to additional service features, fees, or other policies. Consult your intermediary to determine when your order will be priced.
--------------------------------------------------------------------------------

BUYING SHARES

You buy your shares at the Fund's next-determined net asset value after Vanguard receives your request. As long as your request is received before the close of trading on the New York Stock Exchange, generally 4 p.m. Eastern time, you will buy your shares at that day's net asset value.
--------------------------------------------------------------------------------
MINIMUM INVESTMENT TO . . .
open a new account
$10,000 (regular account); $1,000 (traditional IRAs and Roth IRAs).

add to an existing account
$100 by mail or exchange; $1,000 by wire.
--------------------------------------------------------------------------------
A NOTE ON LOW BALANCES
The Fund reserves the right to close any nonretirement fund account whose balance falls below the minimum initial investment amount of $10,000.
--------------------------------------------------------------------------------
BY MAIL TO . . .[ENVELOPE]
open a new account
Complete and sign the account registration form and enclose your check.

add to an existing account
Mail your check with an Invest-By-Mail form detached from your confirmation statement to the address listed on the form. Please do not alter Invest-By-Mail forms, since they are fund- and account-specific.


Make your check payable to: The Vanguard Group-544

All purchases must be made in U.S. dollars, and checks must be drawn on U.S. banks.


First-class mail to:         Express or Registered mail to:
The Vanguard Group           The Vanguard Group
P.O. Box 1110                455 Devon Park Drive
Valley Forge, PA 19482-1110  Wayne, PA 19087-1815


For clients of Vanguard's Institutional Division . . .


First-class mail to:         Express or Registered mail to:
The Vanguard Group           The Vanguard Group
P.O. Box 2900                455 Devon Park Drive
Valley Forge, PA 19482-2900  Wayne, PA 19087-1815
--------------------------------------------------------------------------------
IMPORTANT NOTE: To prevent check fraud, Vanguard will not accept checks made payable to third parties.
--------------------------------------------------------------------------------
BY TELEPHONE TO . . .[TELEPHONE]
open a new account
Call Vanguard Tele-Account* 24 hours a day--or Client Services during business hours--to exchange from another Vanguard fund account with the same registration (name, address, taxpayer identification number, and account type). (Note that some restrictions appy to index fund accounts.)
--------------------------------------------------------------------------------

198

add to an existing account
Call Vanguard Tele-Account* 24 hours a day--or Client Services during business hours--to exchange from another Vanguard fund account with the same registration (name, address, taxpayer identification number, and account type). (Note that some restrictions apply to index fund accounts.) Use Vanguard Fund Express (see "Services and Account Features") to transfer assets from your bank account. Call Client Services before your first use to verify that this option is available.


Vanguard Tele-Account   Client Services
1-800-662-6273          1-800-662-2739


*You must obtain a Personal Identification Number (PIN) through Tele-Account at least seven days before you request your first exchange.
--------------------------------------------------------------------------------
IMPORTANT NOTE: Once you have initiated a telephone transaction and a confirmation number has been assigned, the transaction cannot be revoked. We reserve the right to refuse any purchase request.
--------------------------------------------------------------------------------
BY WIRE TO OPEN A NEW ACCOUNT OR ADD TO AN EXISTING ACCOUNT [WIRE]
Call Client Services to arrange your wire transaction. Wire transactions to retirement accounts are only available for asset transfers and rollovers from other financial institutions. Individual IRA contributions will not be accepted by wire.

Wire to:
FRB ABA 021001088
HSBC Bank USA

For credit to:
Account: 000112046
Vanguard Incoming Wire Account


In favor of:
Vanguard Growth Equity Fund-544


[Account number, or temporary number for a new account]
[Registered account owner(s)]
[Registered address]
--------------------------------------------------------------------------------
You can redeem (that is, sell or exchange) shares purchased by check or Vanguard Fund Express at any time. However, while your redemption request will be processed at the next-determined net asset value after it is received, your redemption proceeds will not be available until payment for your purchase is collected, which may take up to ten calendar days.
--------------------------------------------------------------------------------
A NOTE ON LARGE PURCHASES
It is important that you call Vanguard before you invest a large dollar amount. It is our responsibility to consider the interests of all Fund shareholders, and so we reserve the right to refuse any purchase that may disrupt the Fund's operation or performance.
--------------------------------------------------------------------------------

REDEEMING SHARES

This section describes how you can redeem--that is, sell or exchange--the Fund's shares.

When Selling Shares:
-    Vanguard sends the redemption proceeds to you or a designated third party.*
-    You can sell all or part of your Fund shares at any time.

*May require a signature guarantee; see footnote on page 22.

When Exchanging Shares:
- The redemption proceeds are used to purchase shares of a different Vanguard fund.
-    You must meet the receiving fund's minimum investment requirements.
- Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject an exchange at any time, without notice.
- In order to exchange into an account with a different registration (including a different name, address, or taxpayer identification number), you must include the guaranteed signatures of all current account owners on your written instructions.


In both cases, your transaction will be based on the Fund's next-determined share price, so long as you follow the rules described in this "Redeeming Shares" section of the prospectus.
--------------------------------------------------------------------------------
NOTE: Once a redemption is initiated and a confirmation number given, the transaction CANNOT be canceled.
--------------------------------------------------------------------------------
HOW TO REQUEST A REDEMPTION
You can request a redemption from your Fund account in any one of three ways: online, by telephone, or by mail.

The Vanguard funds whose shares you cannot exchange online or by telephone are VANGUARD U.S. STOCK INDEX FUNDS, VANGUARD BALANCED INDEX FUND, VANGUARD INTERNATIONAL STOCK INDEX FUNDS, VANGUARD REIT INDEX FUND, ^ and VANGUARD GROWTH AND INCOME FUND. These funds do, however, permit online and telephone exchanges within IRAs and other retirement accounts. If you sell shares of these funds online, a redemption check will be sent to your address of record.
--------------------------------------------------------------------------------
ONLINE REQUESTS at www.vanguard.com [COMPUTER]
You can use your personal computer to sell or exchange shares of most Vanguard funds by accessing our website. To establish this service, you must register through our website. We will then mail you an account access password that will enable you to sell or exchange shares online (as well as perform other transactions).
--------------------------------------------------------------------------------
TELEPHONE REQUESTS [TELEPHONE]
All Account Types Except Retirement:
Call Vanguard Tele-Account 24 hours a day--or Client Services during business hours--to sell or exchange shares. You can exchange shares from this Fund to open an account in another Vanguard fund or to add to an existing Vanguard fund account with an identical registration.

20

Retirement Accounts:
You can  exchange--but  not  sell--shares  by  calling  Tele-Account  or  Client
Services.

Vanguard Tele-Account   Client Services
1-800-662-6273          1-800-662-2739
--------------------------------------------------------------------------------
SPECIAL INFORMATION: We will automatically establish the telephone redemption option for your account, unless you instruct us otherwise in writing. While telephone redemption is easy and convenient, this account feature involves a risk of loss from unauthorized or fraudulent transactions. Vanguard will take reasonable precautions to protect your account from fraud. You should do the same by keeping your account information private and immediately reviewing any account statements that we send to you. Make sure to contact Vanguard immediately about any transaction you believe to be unauthorized.
--------------------------------------------------------------------------------
We reserve the right to refuse a telephone redemption if the caller is unable to provide:
-    The ten-digit account number.
-    The name and address exactly as registered on the account.
- The primary Social Security or employer identification number as registered on the account.

- The Personal Identification Number (PIN), if applicable (for instance, Tele-Account).

     Please note that Vanguard will not be responsible for any account losses due to telephone fraud, so long as we have taken reasonable steps to verify the caller's identity. If you wish to remove the telephone redemption feature from your account, please notify us in writing.
--------------------------------------------------------------------------------
A NOTE ON UNUSUAL CIRCUMSTANCES
Vanguard reserves the right to revise or terminate the telephone redemption privilege at any time, without notice. In addition, Vanguard can stop selling shares or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the U.S. Securities and Exchange Commission. If you experience difficulty making a telephone redemption during periods of drastic economic or market change, you can send us your request by regular or express mail. Follow the instructions on selling or exchanging shares by mail in this section.
--------------------------------------------------------------------------------
MAIL REQUESTS [ENVELOPE]
All Account Types Except Retirement:
Send a letter of instruction signed by all registered account holders. Include the fund name and account number and (if you are selling) a dollar amount or number of shares OR (if you are exchanging) the name of the fund you want to exchange into and a dollar amount or number of shares. To exchange into an account with a different registration (including a different name, address, taxpayer identification number, or account type), you must provide Vanguard with written instructions that include the guaranteed signatures of all current owners of the fund from which you wish to redeem.

Vanguard Retirement Accounts:
For information on how to request distributions from:
-    Traditional IRAs and Roth IRAs--call Client Services.
- SEP-IRAs, SIMPLE IRAs, 403(b)(7) custodial accounts, and Profit-Sharing and Money Purchase Pension (Keogh) Plans--call Individual Retirement Plans at 1-800-662-2003.

Depending on your account registration type, additional documentation may be required.

First-class mail to:         Express or Registered mail to:
The Vanguard Group           The Vanguard Group
P.O. Box 1110                455 Devon Park Drive
Valley Forge, PA 19482-1110  Wayne, PA 19087-1815

For clients of Vanguard's Institutional Division .  .  .

First-class mail to:         Express or Registered mail to:
The Vanguard Group           The Vanguard Group
P.O. Box 2900                455 Devon Park Drive
Valley Forge, PA 19482-2900  Wayne, PA 19087-1815
--------------------------------------------------------------------------------
A NOTE ON LARGE REDEMPTIONS
It is important that you call Vanguard before you redeem a large dollar amount. It is our responsibility to consider the interests of all fund shareholders, and so we reserve the right to delay delivery of your redemption proceeds--up to seven days--if the amount may disrupt the Fund's operation or performance.
     If you redeem more than $250,000 worth of Fund shares within any 90-day period, the Fund reserves the right to pay part or all of the redemption proceeds above $250,000 in-kind, i.e., in securities, rather than in cash. If payment is made in-kind, you may incur brokerage commissions if you elect to sell the securities for cash.
--------------------------------------------------------------------------------
OPTIONS FOR REDEMPTION PROCEEDS
You may receive your redemption proceeds in one of three ways: check, exchange to another Vanguard fund, or Fund Express redemption.
--------------------------------------------------------------------------------
CHECK REDEMPTIONS
Normally,  Vanguard  will  mail  your  check  within  two  business  days  of  a redemption.
--------------------------------------------------------------------------------
EXCHANGE REDEMPTIONS
As described above, an exchange involves using the proceeds of your redemption to purchase shares of another Vanguard fund.
--------------------------------------------------------------------------------
FUND EXPRESS REDEMPTIONS
Vanguard will electronically transfer funds to your pre-linked checking or savings account.
--------------------------------------------------------------------------------
FOR OUR MUTUAL PROTECTION
For your best interests and ours, Vanguard applies these additional requirements to redemptions:

REQUEST IN "GOOD ORDER"
All redemption requests must be received by Vanguard in "good order." This means that your request must include:
-    The Fund name and account number.
-    The amount of the transaction (in dollars or shares).
- Signatures of all owners exactly as registered on the account (for mail requests).
-    Signature guarantees (if required).*
-    Any supporting legal documentation that may be required.
-    Any outstanding certificates representing shares to be redeemed.


*For instance, a signature guarantee must be provided by all registered account shareholders when redemption proceeds are to be sent to a different person or address. A signature guarantee can be obtained from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.

22

TRANSACTIONS ARE PROCESSED AT THE NEXT-DETERMINED SHARE PRICE AFTER VANGUARD HAS RECEIVED ALL REQUIRED INFORMATION.
--------------------------------------------------------------------------------
LIMITS ON ACCOUNT ACTIVITY
Because excessive account transactions can disrupt the management of the Fund and increase the Fund's costs for all shareholders, Vanguard limits account activity as follows:
- You may make no more than TWO SUBSTANTIVE "ROUND TRIPS" THROUGH THE FUND during any 12-month period.
-    Your round trips through the Fund must be at least 30 days apart.
-    The Fund may refuse a share purchase at any time, for any reason.
- Vanguard may revoke an investor's telephone exchange privilege at any time, for any reason.
     A "round trip" is a redemption from the Fund followed by a purchase back into the Fund. Also, a "round trip" covers transactions accomplished by any combination of methods, including transactions conducted by check, wire, or exchange to/from another Vanguard fund. "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect the management of the Fund.
--------------------------------------------------------------------------------
RETURN YOUR SHARE CERTIFICATES
Any portion of your account represented by share certificates cannot be redeemed until you return the certificates to Vanguard. Certificates must be returned (unsigned), along with a letter requesting the sale or exchange you wish to process, via certified mail to:

The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815
--------------------------------------------------------------------------------
ALL TRADES ARE FINAL
Vanguard will not cancel any transaction request (including any purchase or redemption) that we believe to be authentic once the request has been initiated and a confirmation number assigned.
--------------------------------------------------------------------------------
UNCASHED CHECKS
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.
--------------------------------------------------------------------------------
TRANSFERRING REGISTRATION

You can transfer the registration of your Fund shares to another owner by completing a transfer form and sending it to Vanguard.

First-class mail to:         Express or Registered mail to:
The Vanguard Group           The Vanguard Group
P.O. Box 1110                455 Devon Park Drive
Valley Forge, PA 19482-1110  Wayne, PA 19087-1815

For clients of Vanguard's Institutional Division. . .

First-class mail to:         Express or Registered mail to:
The Vanguard Group           The Vanguard Group
P.O. Box 2900                455 Devon Park Drive
Valley Forge, PA 19482-2900  Wayne, PA 19087-1815
--------------------------------------------------------------------------------

FUND AND ACCOUNT UPDATES

STATEMENTS AND REPORTS
We will send you account and tax statements to help you keep track of your Fund account throughout the year as well as when you are preparing your income tax returns.
     In addition, you will receive financial reports about the Fund twice a year. These comprehensive reports include an assessment of the Fund's performance (and a comparison to its industry benchmark), an overview of the financial markets, a report from the adviser, and the Fund's financial statements which include a listing of the Fund's holdings.
     To keep the Fund's costs as low as possible (so that you and other shareholders can keep more of the Fund's investment earnings), Vanguard attempts to eliminate duplicate mail-ings to the same address. When two or more Fund shareholders have the same last name and address, we send just one Fund report to that address--instead of mailing separate reports to each shareholder. If you want us to send separate reports, notify our Client Services Department at 1-800-662-2739.
--------------------------------------------------------------------------------
CONFIRMATION STATEMENT
Sent each time you buy, sell, or exchange shares; confirms the trade date and the amount of your transaction.
--------------------------------------------------------------------------------
PORTFOLIO SUMMARY [BOOKLET]
Mailed quarterly for most accounts; shows the market value of your account at the close of the statement period, as well as distributions, purchases, sales, and exchanges for the current calendar year.
--------------------------------------------------------------------------------
FUND FINANCIAL REPORTS
Mailed in December and June for this Fund.
--------------------------------------------------------------------------------
TAX STATEMENTS
Generally mailed in January; report previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs or other retirement accounts.
--------------------------------------------------------------------------------
AVERAGE COST REVIEW STATEMENT [BOOKLET]
Issued quarterly for most taxable accounts opened after June 12, 2000 (accompanies your Portfolio Summary); shows the average cost of shares that you redeemed during the calendar year, using only the average cost single category method.
--------------------------------------------------------------------------------

(THIS PAGE INTENTIONALLY LEFT BLANK.)

GLOSSARY OF INVESTMENT TERMS


CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CASH RESERVES
Cash deposits, short-term bank deposits, and money market instruments which include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

DIVIDEND INCOME
Payment to shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

GROWTH STOCK FUND
A mutual fund that emphasizes stocks of companies believed to have above-average prospects for growth. Reflecting market expectations for superior growth, these stocks typically have low dividend yields and above-average prices in relation to such factors as revenue, earnings, and book value.

INVESTMENT ADVISER
An  organization  that  makes  the  day-to-day   decisions  regarding  a  fund's
investments.

MUTUAL FUND
An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.

PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits) from the past year. A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

PRINCIPAL
The amount of money you put into an investment.

SECURITIES
Stocks, bonds, money market instruments, and interests in other investment vehicles.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, with the ending net asset value adjusted to account for the reinvestment of all distributions of dividends and capital gains.

VALUE STOCK FUND
A mutual fund that emphasizes stocks of companies whose growth prospects are generally regarded as subpar by the market. Reflecting these market expectations, the prices of value stocks typically are below-average in comparison with such factors as revenue, earnings, book value, and dividends.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations between its high and low prices.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[SHIP]
[THE VANGUARD GROUP LOGO]
Post Office Box 2600
Valley Forge, PA 19482-2600

FOR MORE INFORMATION
If you'd like more information about
Vanguard Growth Equity Fund, the
following documents are available
free upon request:

ANNUAL/SEMIANNUAL REPORTS
TO SHAREHOLDERS
Additional information about the
Fund's investments is available in
the Fund's annual and semiannual
reports to shareholders.

STATEMENT OF ADDITIONAL
INFORMATION (SAI)
The SAI provides more detailed
information about the Fund.

The current annual and semiannual
reports and the SAI are
incorporated by reference into
(and are thus legally a part of)
this prospectus.

To receive a free copy of the latest
annual or semiannual report or the
SAI, or to request additional
information about the Fund or other
Vanguard funds, please contact us
as follows:

THE VANGUARD GROUP
INVESTOR INFORMATION
DEPARTMENT
P.O. BOX 2600
VALLEY FORGE, PA 19482-2600

TELEPHONE:
1-800-662-7447 (SHIP)

TEXT TELEPHONE:
1-800-952-3335

WORLD WIDE WEB:
WWW.VANGUARD.COM

If you are a current Fund shareholder
and would like information about
your account, account transactions,
and/or account statements,
please call:

CLIENT SERVICES DEPARTMENT
TELEPHONE:
1-800-662-2739 (CREW)

TEXT TELEPHONE:
1-800-749-7273

INFORMATION PROVIDED BY THE
SECURITIES AND EXCHANGE
COMMISSION (SEC)
You can review and copy information
about the Fund (including the SAI) at
the SEC's Public Reference Room in
Washington, DC. To find out more
about this public service, call the SEC
at 1-202-942-8090. Reports and
other information about the Fund are
also available on the SEC's website
(www.sec.gov), or you can receive
copies of this information, for a fee,
by electronic request at the following
e-mail address: publicinfo@sec.gov,
or by writing the Public Reference
Section, Securities and Exchange
Commission, Washington, DC
20549-0102.

Fund's Investment Company Act
file number: 811-5445


(C) 2000 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation,
Distributor.


P544N-062000

VANGUARD(R)
GROWTH EQUITY FUND


Participant Prospectus
June 12, 2000


This prospectus contains
financial data for the
Fund through the
fiscal year ended
September 30, 1999.

[A MEMBER OF
THE VANGUARD GROUP]

VANGUARD GROWTH EQUITY FUND
Participant Prospectus
June 12, 2000

A Growth Stock Mutual Fund

--------------------------------------------------------------------------------
CONTENTS
--------------------------------------------------------------------------------
1 FUND PROFILE                         11 DIVIDENDS, CAPITAL GAINS, AND TAXES

4 ADDITIONAL INFORMATION               12 SHARE PRICE

4 A WORD ABOUT RISK                    12 FINANCIAL HIGHLIGHTS

4 WHO SHOULD INVEST                    15 INVESTING WITH VANGUARD

5 PRIMARY INVESTMENT STRATEGIES        16 ACCESSING FUND INFORMATION BY COMPUTER

9 THE FUND AND VANGUARD                GLOSSARY (inside back cover)

10 INVESTMENT ADVISER
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
WHY READING THIS PROSPECTUS IS IMPORTANT
This prospectus explains the objective, risks, and strategies of Vanguard Growth Equity Fund. To highlight terms and concepts important to mutual fund investors, we have provided ''Plain Talk (R) '' explanations along the way. Reading the prospectus will help you to decide whether the Fund is the right investment for you. We suggest that you keep it for future reference.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
IMPORTANT NOTE
This prospectus is intended for participants in employer-sponsored retirement or savings plans. Another version--for investors who would like to open a personal investment account--can be obtained by calling Vanguard at 1-800-662-7447.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
IMPORTANT NOTE
The minimum initial investment for the Fund is $10,000.
--------------------------------------------------------------------------------



NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND PROFILE

The following profile summarizes key features of Vanguard Growth Equity Fund.

INVESTMENT OBJECTIVE
The Fund seeks to provide long-term capital appreciation.


INVESTMENT STRATEGIES
The Fund invests mainly--at least 65% of its total assets--in mid- and large-capitalization stocks of U.S. companies. The Fund's adviser looks for companies that are believed to have strong earnings growth potential and to be reasonably valued at the time of purchase. The Fund seeks to remain "sector neutral" as compared to the Russell 1000 Growth Index, meaning that it invests across economic sectors in roughly the same proportions as those sectors are represented in the Index. In addition, the Fund attempts to avoid undue exposure to any one company by limiting the amount of Fund assets that may be invested in a single stock. The Fund's limits on investments in a single stock are based on the company's representation within (or absence from) the Russell 1000 Growth Index. The Fund trades stocks aggressively, which may result in higher transaction costs for the Fund, greater capital gains tax liabilities for shareholders, and reduced after-tax performance.


PRIMARY RISKS
THE FUND'S TOTAL RETURN, LIKE STOCK PRICES GENERALLY, WILL FLUCTUATE WITHIN A WIDE RANGE, SO AN INVESTOR COULD LOSE MONEY OVER SHORT OR EVEN LONG PERIODS. The Fund is also subject to:

- Investment style risk, which is the chance that returns from mid- and large-capitalization growth stocks will trail returns from other asset classes or the overall stock market. Mid-cap stocks historically have been more volatile in price than the large-cap stocks that dominate the S&P 500 Index, and have performed differently than the overall stock market.
- Manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives.
- Sector risk, which is the chance that the Fund's returns could be hurt significantly by problems affecting a particular economic sector. With over 45% of the Fund's total assets currently invested in technology stocks, sector risk is quite high for the Fund. The pace of change is extremely rapid in the technology sector, and new technology products or services can become obsolete just a short period of time after they emerge. Consequently, technology stocks tend to be much more volatile than stocks of other economic sectors.

2

PERFORMANCE/RISK INFORMATION
The following bar chart and table provide an indication of the risk of investing in the Fund. The bar chart shows the Fund's performance in each calendar year since inception. The table shows how the Fund's average annual total returns for one and five calendar years, and since inception, compare with those of a broad-based securities market index. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.*

              ----------------------------------------------------
                               ANNUAL TOTAL RETURNS
              ----------------------------------------------------
                                 1993           15.38%
                                 1994           -6.73%
                                 1995           29.96%
                                 1996           19.23%
                                 1997           31.36%
                                 1998           38.07%
                                 1999           53.60%
              ----------------------------------------------------
              The Fund's year-to-date return as of the most recent calendar quarter ended March 31, 2000, was 13.26%.
              ----------------------------------------------------

     During the period shown in the bar chart, the highest return for a calendar quarter was 39.67% (quarter ended December 31,1999) and the lowest return for a quarter was -8.85% (quarter ended September 30,1998).


*Prior to June 12, 2000, Vanguard Growth Equity Fund was organized as Turner Growth Equity Fund and was sponsored by Turner Investment Partners, Inc., its investment adviser. A reorganization brought the Fund into The Vanguard Group, while maintaining the same investment objective, strategies, and adviser.


       --------------------------------------------------------------------
           AVERAGE ANNUAL TOTAL RETURNS FOR YEARS ENDED DECEMBER 31, 1999
        --------------------------------------------------------------------
                                      1 YEAR   5 YEARS     SINCE INCEPTION*
        --------------------------------------------------------------------
        Vanguard Growth Equity Fund    53.60%   33.98%          23.68%
        Russell 1000 Growth Index      33.16    34.21           22.08
        --------------------------------------------------------------------
        *March 11, 1992.
        --------------------------------------------------------------------


--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                                 FUND EXPENSES
All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard Growth Equity Fund's estimated expense ratio for its first full year of operations as a Vanguard fund is 0.65%, or $6.50 per $1,000 of average net assets. The average growth equity mutual fund had expenses in 1999 of 1.53%, or $15.30 per $1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry). Management expenses, which are part of operating expenses, include investment advisory fees as well as other costs of managing a fund--such as account maintenance, reporting, accounting, legal, and other administrative expenses.
--------------------------------------------------------------------------------

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on amounts now in effect.*


      SHAREHOLDER FEES (FEES PAID directly FROM YOUR INVESTMENT)
      Sales Charge (Load) Imposed on Purchases:                       None
      Sales Charge (Load) Imposed on Reinvested Dividends:            None
      Redemption Fee:                                                 None
      Exchange Fee:                                                   None

      ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S
      ASSETS)
      Management Expenses:                                           0.62%
      12b-1 Distribution Fee:                                         None
      Other Expenses:                                                0.03%
       TOTAL ANNUAL FUND OPERATING EXPENSES:


*The information in the table has been restated to reflect estimated expenses for the Fund's first full year as a member of The Vanguard Group, rather than reflect last year's expenses which changed materially when the Fund became a member of The Vanguard Group on June 12, 2000.


     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund. This example assumes that the Fund provides a return of 5% a year, and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of each period.


               -------------------------------------------------
                  1 YEAR      3 YEARS    5 YEARS      10 YEARS
               -------------------------------------------------
                   $66         $208       $362          $810
               -------------------------------------------------


     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                            THE COSTS OF INVESTING
Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with the fund's buying and selling of securities. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------

4


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS          NEWSPAPER ABBREVIATION
Distributed annually in December     GrowEq

INVESTMENT ADVISER                   VANGUARD FUND NUMBER
Turner Invetment Partners, Inc.,     544
Berwyn, Pa.,, since inception

INCEPTION DATE                       CUSIP NUMBER
March 11, 1992                       921921201

NET ASSETS AS OF SEPTEMBER 30, 1999  TICKER SYMBOL
$142.8 million                       VGEQX
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
A WORD ABOUT RISK

This prospectus describes risks you would face as an investor in Vanguard Growth Equity Fund. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in the Fund, you should also take into account your personal tolerance for the daily fluctuations of the stock market.
     Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about each type of risk that you would confront as a shareholder of the Fund.
--------------------------------------------------------------------------------



WHO SHOULD INVEST

The Fund may be a suitable investment for you if:
- You wish to add a growth equity fund to your existing holdings, which could include other stock investments as well as bond, money market, and tax-exempt investments.
-    You are seeking growth of capital over the long term--at least five years.
-    You are not looking for current income.

     THE VANGUARD FUNDS DO NOT PERMIT MARKET-TIMING. DO NOT INVEST IN THIS FUND IF YOU ARE A MARKET-TIMER.


--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                           COSTS AND MARKET-TIMING
Some investors try to profit from market-timing--switching money into investments when they expect prices to rise, and taking money out when they expect the market to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Therefore, the Fund discourages short-term trading by, among other things, limiting the number of exchanges it permits.
--------------------------------------------------------------------------------

     The Fund has adopted the following policies, among others, to discourage short- term trading:
- The Fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to the efficient management of the Fund. A purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor.
- There is a limit on the number of times you can exchange into and out of the Fund (see "Exchanges" in the INVESTING WITH VANGUARD section).
-    The Fund reserves the right to stop offering shares at any time.


--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                         GROWTH FUNDS AND VALUE FUNDS
Growth investing and value investing are two styles employed by stock fund managers. Growth funds generally focus on companies believed to have above-average potential for growth in revenue and earnings. Reflecting the market's high expectations for superior growth, the prices of such stocks are typically above-average in relation to such measures as revenue, earnings, and book value. Generally, growth stocks have below-average dividend yields relative to value stocks. Value funds generally emphasize stocks of companies from which the market does not expect strong growth. The prices of value stocks typically are below-average in comparison to such factors as earnings and book value, and these stocks typically have above-average dividend yields. Growth and value stocks have, in the past, produced similar long-term returns, though each category has periods when it outperforms the other.
--------------------------------------------------------------------------------


PRIMARY INVESTMENT STRATEGIES

This section explains the strategies that the investment adviser uses in pursuit of the Fund's objective, long-term capital appreciation. It also explains how the adviser implements these strategies. In addition, this section discusses several important risks--market risk, investment style risk, and manager risk--faced by investors in the Fund.The Fund's Board of Trustees oversees the management of the Fund, and may change the investment strategies in the interest of shareholders.


--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                   LARGE-CAP, MID-CAP, AND SMALL-CAP STOCKS
Stocks of publicly traded companies--and mutual funds that hold these stocks--can be classified by the companies' market value, or capitalization. Market capitalization changes over time, and there is no "official" definition of the boundaries of large-, mid-, and small-cap stocks. Vanguard generally defines large-capitalization (large-cap) funds as those holding stocks of companies whose outstanding shares have a market value exceeding $12 billion; mid-cap funds as those holding stocks of companies with a market value between $1 billion and $12 billion; and small-cap funds as those typically holding stocks of companies with a market value of less than $1 billion. Vanguard periodically reassesses these classifications.
--------------------------------------------------------------------------------

6

MARKET EXPOSURE

The Fund invests primarily in mid- and large-capitalization stocks of U.S. companies, that are believed to have strong earnings growth potential and to be reasonably valued at the time of purchase.


[FLAG]THE FUND IS SUBJECT TO MARKET RISK,  WHICH IS THE CHANCE THAT STOCK PRICES
     OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

     To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, that the gap between best and worst tends to narrow over the long term.


             ------------------------------------------------------
                       U.S. STOCK MARKET RETURNS (1926-1999)
             ------------------------------------------------------
                       1 YEAR   5 YEARS    10 YEARS   20 YEARS
             ------------------------------------------------------
             Best       54.2%    28.6%       19.9%      17.9%
             Worst     -43.1    -12.4        -0.9        3.1
             Average    13.2     11.0        11.1       11.1
             ------------------------------------------------------


     The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 1999. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 11.0%, returns for individual 5-year periods ranged from a -12.4% average (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or this Fund in particular.

[FLAG] THE FUND IS SUBJECT TO  INVESTMENT  STYLE RISK,  WHICH IS THE CHANCE THAT
     RETURNS FROM MID- AND LARGE-CAPITALIZATION GROWTH STOCKS WILL TRAIL RETURNS FROM OTHER ASSET CLASSES OR THE OVERALL STOCK MARKET. AS A GROUP, MID- AND LARGE-CAP GROWTH STOCKS TEND TO GO THROUGH CYCLES OF DOING BETTER--OR WORSE--THAN COMMON STOCKS IN GENERAL. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.



--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                             FUND DIVERSIFICATION
In general, the more diversified a fund's stock holdings, the less likely it is that a specific stock's poor performance will hurt the fund. One measure of a fund's diversification is the percentage of its assets represented by its ten largest holdings. The average U.S. equity mutual fund has about 34% of its assets invested in its ten largest holdings, while some less-diversified funds have more than 50% of their assets invested in the stocks of just ten companies.
--------------------------------------------------------------------------------

SECURITY SELECTION


Turner Investment Partners, Inc. (Turner), the Fund's adviser, seeks to buy stocks of companies with strong earnings prospects and sell those with deteriorating earnings prospects. Turner evaluates a company's earnings prospects through a blend of quantitative, fundamental, and technical criteria. First, Turner uses a proprietary computer model to screen stocks according to numerous earnings-growth and valuation factors. Next, Turner applies fundamental analysis--meeting with companies' management teams and talking to industry authorities in an effort to anticipate changes in corporate earnings before other investors do. Finally, Turner uses technical analysis to evaluate trends in trading volume and prices of individual stocks. Turner is interested primarily in money flow, which measures investor interest in a stock based on its volume, pricing patterns and relative strengths versus other stocks in the same industry.
     Turner believes forecasts for market timing and sector rotation are unreliable, and introduce an unacceptable level of risk to a portfolio. Accordingly, Turner invests the Fund's assets across major economic sectors and attempts to maintain sector weightings that approximate the Russell 1000 Growth Index. The sector weightings of the Index were as follows on March 31, 2000:

           ----------------------------------------------------------
           SECTOR                                PERCENTAGE OF INDEX
           ----------------------------------------------------------
           Technology                                   45.6%
           Consumer Discretionary and Services          15.9
           Health Care                                  13.0
           Other                                         7.2
           Consumer Staples                              5.8
           Utilities                                     4.2
           Financial Services                            4.0
           Producer Durables                             2.7
           Other Energy                                  0.8
           Autos and Transportation                      0.4
           Materials and Processing                      0.3
           Integrated Oils                               0.0
           ----------------------------------------------------------

     Keep in mind that, because sector weightings change daily, this listing is only a "snapshot" at one point in time.


[FLAG]THE FUND IS SUBJECT TO SECTOR  RISK,  WHICH IS THE CHANCE  THAT THE FUND'S
     RETURN COULD BE HURT SIGNIFICANTLY BY PROBLEMS AFFECTING A PARTICULAR ECONOMIC SECTOR. WITH OVER 45% OF THE FUND'S TOTAL ASSETS CURRENTLY INVESTED IN TECHNOLOGY STOCKS, SECTOR RISK IS QUITE HIGH FOR THE FUND.

     The pace of change is extremely rapid in the technology sector, and new technology products or services can become obsolete just a short period of time after they emerge. Consequently, technology stocks tend to be much more volatile than stocks of other economic sectors.
     Turner also believes that it is imprudent to be overly invested in any one stock, and therefore limits the Fund's investments as follows:

8


--------------------------------------------------------------------------------------------------
IF A STOCK'S MONTH-END WEIGHTING
WITHIN THE INDEX IS:                THEN THE FUND WILL LIMIT INVESTMENTS AT-COST IN THAT STOCK TO:
--------------------------------------------------------------------------------------------------
Less than 2%                        No more than 3.5% of Fund assets
2% to 5%                            No more than twice the Index weight at time of
                                    purchase
More than 5%                        No more than 1 1/2 times the Index weight at time
                                    of purchase
--------------------------------------------------------------------------------------------------

     In addition, the Fund may invest no more than 3% of its assets in any stock that is not part of the Index.
     The Fund is run by Turner according to traditional methods of active investment management. This means that securities are bought and sold according to Turner's judgments about companies and their financial prospects, within the context of the stock market and the economy in general.
     The Fund is generally managed without regard to tax ramifications.


[FLAG]THE FUND IS SUBJECT TO MANAGER RISK,  WHICH IS THE CHANCE THAT THE ADVISER
     MAY DO A POOR JOB OF SELECTING STOCKS.


TURNOVER RATE
The Fund retains the right to sell securities regardless of how long the securities have been held. Historically, the Fund has bought and sold securities frequently, resulting in a HIGH turnover rate. The Fund's average turnover rate for the past five years has been about 216%. (A turnover rate of 100% would occur, for example, if the Fund sold and replaced securities valued at 100% of its net assets within a one-year period.)



--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                                TURNOVER RATE
Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as income subject to taxes. As of March 31, 2000, the average turnover rate for all growth stock funds was approximately 126%, according to Morningstar, Inc.
--------------------------------------------------------------------------------



OTHER INVESTMENT POLICIES AND RISKS

Besides investing in common stocks of growth companies, the Fund may make certain other kinds of investments to achieve its objective.
     The Fund may invest a portion of its assets in securities that are convertible to common stocks, warrants, rights to purchase common stocks, and American Depository Receipts (ADRs).The Fund may also invest, to a limited extent, in foreign securities.
     The Fund may also invest in stock futures, stock index futures, and options contracts, which are traditional types of derivatives. Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. This Fund will not use futures for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. The Fund's obligation under futures contracts will not exceed 20% of its total assets.

     The reasons for which the Fund will invest in futures and options are:
- To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.
- To reduce the Fund's transaction costs or add value when these instruments are favorably priced.
     The Fund may temporarily depart from its normal investment policies--for instance, by investing substantially in cash reserves--in response to extraordinary market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but otherwise fail to achieve its investment objective.


--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                                 DERIVATIVES
A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Futures and options are derivatives that have been trading on regulated exchanges for more than two decades. These "traditional" derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. It is these characteristics that differentiate futures and options from the relatively new types of derivatives. If used for speculation or as leveraged investments, derivatives can carry considerable risks.
--------------------------------------------------------------------------------


THE FUND AND VANGUARD


The Fund is a member of The Vanguard Group, a family of more than 35 investment companies with more than 100 funds holding assets worth more than $550 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.
     Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.


--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                    VANGUARD'S UNIQUE CORPORATE STRUCTURE
The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.
--------------------------------------------------------------------------------

INVESTMENT ADVISER

The Fund employs Turner Investment Partners, Inc. ("Turner"), 1235 Westlakes Drive, Suite 350, Berwyn, PA 19312 as its investment adviser. Turner manages the Fund subject to the control of the Trustees and officers of the Fund.

10


     Turner's advisory fee is paid quarterly. The fee is based on certain annual percentage rates applied to the Fund's average month-end assets for each quarter. In addition, the quarterly fee is increased or decreased based upon Turner's performance in comparison to its benchmark index. For these purposes, Turner's cumulative investment performance over a trailing 36-month period is compared to the cumulative total return of the Russell 1000 Growth Index over the same period.
     For the fiscal year ended September 30, 1999, the investment advisory fees paid to Turner represented an effective annual rate of 0.75% of the Fund's average net assets. (Please note that these fees were calculated under a prior advisory agreement that terminated when the Fund joined The Vanguard Group. Under the prior agreement, the adviser was not subject to a performance fee adjustment. Had the current fee schedule been in place for fiscal 1999, the investment advisory fee would have represented an effective annual rate of 0.44% of the Fund's average net assets.)
     The Fund has authorized Turner to choose brokers or dealers to handle the purchase and sale of securities for the Fund, and to get the best available price and most favorable execution from these brokers with respect to all transactions.
     In the interest of obtaining better execution of a transaction, Turner may choose brokers who charge higher commissions. If more than one broker can obtain the best available price and most favorable execution of a transaction, then Turner is authorized to choose a broker who, in addition to executing the transaction, will provide research services to Turner or the Fund. Also, the Fund may direct Turner to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Fund.
     The Board of Trustees may, without prior approval from shareholders, change the terms of the advisory agreement or hire a new investment adviser, either as a replacement for Turner or as an additional adviser. However, any such change will be communicated to shareholders in writing.



--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                              THE FUND'S ADVISER

Turner Investment Partners, Inc. is a professional advisory firm founded in 1990, specializing in growth equity investing. As of March 31, 2000, Turner had discretionary management authority with respect to approximately $9.5 billion in assets, including ten non-Vanguard mutual funds with $1.7 billion in assets.

ROBERT E. TURNER, CFA, Chairman and Chief Investment Officer of Turner since co-founding the firm in 1990; has worked in investment management since 1981; B.S. and M.B.A., Bradley University.

MARK TURNER,  President of Turner since co-founding the firm in 1990; has worked
in  investment   management  since  1982;  B.S.,  Bradley  University;   M.B.A.,
University of Illinois.

JOHN HAMMERSCHMIDT, Senior Equity Portfolio Manager of Turner since 1992; has worked in investment management since 1983; B.S., Lehigh University; M.B.A., Duke University.

CHRISTOPHER MCHUGH, Senior Equity Portfolio Manager of Turner since 1990; has worked in investment management since 1986; B.S., Philadelphia College of Textiles and Science; M.B.A., St. Joseph's University.
--------------------------------------------------------------------------------

DIVIDENDS, CAPITAL GAINS, AND TAXES

The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses), as well as any capital gains realized from the sale of its holdings. Distributions generally occur in December.
     Your dividend and capital gains distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan's Summary Plan Description, or your tax adviser about the tax consequences of plan withdrawals.


--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                                DISTRIBUTIONS
As a shareholder, you are entitled to your share of the fund's income from interest and dividends, and gains from the sale of investments. You receive such earnings as either an income dividend or a capital gains distribution. Income dividends come from both the dividends that the fund earns from its holdings and the interest it receives from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term depending on whether the fund held the securities for one year or less, or more than one year.
--------------------------------------------------------------------------------

SHARE PRICE

The Fund's share price, called its net asset value, or NAV, is calculated each business day after the close of regular trading on the New York Stock Exchange (the NAV is not calculated on holidays or other days when the Exchange is closed). Net asset value per share is computed by adding up the total value of the Fund's investments and other assets, subtracting any of its liabilities (debts), and then dividing by the number of Fund shares outstanding:


                NET ASSET VALUE =     TOTAL ASSETS - LIABILITIES
                                  -------------------------------
                                     NUMBER OF SHARES OUTSTANDING


     Knowing the daily net asset value is useful to you as a shareholder because it indicates the current value of your investment. The Fund's NAV, multiplied by the number of shares you own, gives you the dollar amount you would have received had you sold all of your shares back to the Fund that day.
     A NOTE ON PRICING: The Fund's investments will be priced at their market value when market quotations are readily available. When these quotations are not readily available, investments will be priced at their fair value, calculated according to procedures adopted by the Fund's Board of Trustees.
     The Fund's share price can be found daily in the mutual fund listings of most major newspapers under the heading "Vanguard Funds." Different newspapers use different abbreviations of the Fund's name, but the most common is GROWEQ.

12


FINANCIAL HIGHLIGHTS


The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years, and certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost each year on an investment in the Fund (assuming reinvestment of all dividend and capital gains distributions). This information has been derived from the financial statements audited by Ernst & Young LLP, independent auditors, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. You may have the annual report sent to you without charge by contacting Vanguard.



------------------------------------------------------------------------------------------------------------------------
                                                                      VANGUARD GROWTH EQUITY FUND (1)
                                                   SIX MONTHS               YEAR ENDED SEPTEMBER 30,
                                                        ENDED
                                                    MARCH 31,        ---------------------------------------------------
                                                     2000 (2)          1999       1998       1997      1996 (3)     1995
------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD              $15.88             $12.87     $16.64     $17.03        $14.97   $12.46
------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
Net Investment Income                              (0.03)             (0.05)     (0.05)     (0.03)         0.02     0.10
Net Realized and Unrealized Gain
 (Loss) on Investments                              8.23               4.66       1.10       4.23          2.91     2.52
                                             ---------------------------------------------------------------------------
 Total from Investment Operations                   8.20               4.61       1.05       4.20          2.93     2.62
                                             ---------------------------------------------------------------------------
DISTRIBUTIONS
Dividends from Net Investment
 Income                                               --                 --         --         --         (0.02)   (0.11)
Distributions from Realized Capital
 Gains                                             (4.52)             (1.60)     (4.82)     (4.59)        (0.85)      --
 Total Distributions                               (4.52)             (1.60)     (4.82)     (4.59)        (0.87)   (0.11)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $19.56             $15.88     $12.87     $16.64        $17.03   $14.97
========================================================================================================================
TOTAL RETURN (4)                                   58.19%             38.16%     10.71%     32.61%        20.61%   21.15%
========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period
 (Thousands)                                    $308,426           $142,824    $97,857    $99,590       $96,164 $115,819
Ratio of Net Expenses to Average
Net Assets                                          0.95%(5)           0.96%      1.04%      1.02%     1.06%(5)     1.03%
Ratio of Net Investment Income
 (Loss) to Average Net Assets                     (0.46)%(5)         (0.42)%    (0.42)%    (0.25)%         0.03%(5) 0.69%
Ratio of Expenses to Average Net
 Assets (excluding waivers)                         0.95%(5)           0.96%      1.12%      1.05%         1.06%(5) 1.03%
Ratio of Net Investment Income
 (Loss) to Average Net Assets
 (excluding waivers)                              (0.46)%(5)         (0.42)%    (0.50)%     (0.28)%        0.03%(5) 0.69%
Turnover Rate                                     167.65%(5)         328.26%    249.58%    178.21%       147.79%  177.86%
========================================================================================================================



(1) The Fund was organized as Turner Growth Equity Fund, and was not a member of The Vanguard Group. On June 12, 2000, the Fund acquired all assets and liabilities of Turner Growth Equity Fund in a tax-free reorganization. The Fund had no operations prior to the reorganization.

(2) Unaudited.

(3) On April 19, 1996, the Board of Trustees of the Fund voted to approve a tax-free reorganization of the Fund. In connection with the reorganization, the Fund changed its fiscal year-end from October 31 to September 30, effective September 30, 1996.

(4) Returns are for the period indicated and have not been annualized.

(5) Annualized.

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                  HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

The Fund began the six month period ended March 31, 2000 with a net asset value (price) of $15.88 per share. During the period, the Fund's expenses exceeded its investment income by $0.03 per share. The Fund earned $8.23 per share from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders   received   $4.52  per  share  in  the  form  of   capital   gains
distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The earnings ($8.20 per share) minus the distributions ($4.52 per share) resulted in a share price of $19.56 at the end of the period. This was an increase of $3.68 per share (from $15.88 at the beginning of the period to $19.56 at the end of the period). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Fund was 58.19% for the period.

As of March 31, 2000, the Fund had $308.4 million in net assets. For the period, its annualized expense ratio was 0.95% ($9.50 per $1,000 of net assets); and its net investment income amounted to (0.46)% of its average net assets. It sold and replaced securities valued at 167.7% of its net assets.
--------------------------------------------------------------------------------



"Standard & Poor's (R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group.

14

INVESTING WITH VANGUARD

The Fund is an investment option in your retirement or savings plan. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.

- If you have any questions about the Fund or Vanguard, including those about the Fund's investment objective, strategies, or risks, contact Vanguard's Participant Access Center, toll-free, at 1-800-523-1188.
- If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.


INVESTMENT OPTIONS AND ALLOCATIONS
Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.

TRANSACTIONS
Contributions, exchanges, or redemptions of the Fund's shares are processed as soon as they have been received by Vanguard in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.
     In all cases, your transaction will be based on a Fund's next-determined net asset value after Vanguard receives your request (or, in the case of new contributions, the next- determined net asset value after Vanguard receives the order from your plan administrator). As long as this request is received before the close of trading on the New York Stock Exchange, generally 4 p.m. Eastern time, you will receive that day's net asset value.

EXCHANGES
The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange or reject any exchange, at any time, without notice. Because excessive exchanges can potentially disrupt the management of the Fund and increase its transaction costs, Vanguard limits participant exchange activity to no more than FOUR SUBSTANTIVE "ROUND TRIPS" THROUGH THE FUND (at least 90 days apart) during any 12-month period. A "round trip" is a redemption from the Fund followed by a purchase back into the Fund. "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect the management of the Fund.
     Before making an exchange to or from another fund available in your plan, consider the following:

- Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.
- Make sure to read that fund's prospectus. Contact Vanguard's Participant Access Center, toll-free, at 1-800-523-1188 for a copy.
- Vanguard can accept exchanges only as permitted by your plan. Contact your plan administrator for details on the exchange policies that apply to your plan.

ACCESSING FUND INFORMATION BY COMPUTER
--------------------------------------------------------------------------------
VANGUARD ON THE WORLD WIDE WEB www.vanguard.com
Use your personal computer to visit Vanguard's education-oriented website, which provides timely news and information about Vanguard funds and services; an online "university" that offers a variety of mutual fund classes; and
easy-to-use, interactive tools to help you create your own investment and retirement strategies.
--------------------------------------------------------------------------------

(THIS PAGE INTENTIONALLY LEFT BLANK.)

GLOSSARY OF INVESTMENT TERMS


CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CASH RESERVES
Cash deposits, short-term bank deposits, and money market instruments which include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

DIVIDEND INCOME
Payment to shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

GROWTH STOCK FUND
A mutual fund that emphasizes stocks of companies believed to have above-average prospects for growth. Reflecting market expectations for superior growth, these stocks typically have low dividend yields and above-average prices in relation to such factors as revenue, earnings, and book value.

INVESTMENT ADVISER
An  organization  that  makes  the  day-to-day   decisions  regarding  a  fund's
investments.

MUTUAL FUND
An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.

PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits) from the past year. A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

PRINCIPAL
The amount of money you put into an investment.

SECURITIES
Stocks, bonds, money market instruments, and interests in other investment vehicles.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, with the ending net asset value adjusted to account for the reinvestment of all distributions of dividends and capital gains.

VALUE STOCK FUND
A mutal fund that emphasizes stocks of companies whose growth prospects are generally regarded as subpar by the market. Reflecting these market expectations, the prices of value stocks typically are below-average in comparison with such factors as revenue, earnings, book value, and dividends.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations between its high and low prices.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[SHIP]
[THE VANGUARD GROUP]
Institutional Division
Post Office Box 2900
Valley Forge, PA 19482-2900

FOR MORE INFORMATION
If you'd like more information about
Vanguard Growth Equity Fund, the
following documents are available
free upon request:

ANNUAL/SEMIANNUAL REPORTS
TO SHAREHOLDERS
Additional information about the
Fund's investments is available in
the Fund's annual and semiannual
reports to shareholders.

STATEMENT OF ADDITIONAL
INFORMATION (SAI)
The SAI provides more detailed
information about the Fund.

The current annual and semiannual
reports and the SAI are
incorporated by reference into
(and are thus legally a part of)
this prospectus.

To receive a free copy of the latest
annual or semiannual report or the
SAI, or to request additional
information about the Fund or other
Vanguard funds, please contact us
as follows:

THE VANGUARD GROUP
PARTICIPANT ACCESS CENTER
P.O. BOX 2900
VALLEY FORGE, PA 19482-2900


TELEPHONE:
1-800-523-1188

TEXT TELEPHONE:
1-800-523-8004

WORLD WIDE WEB:
WWW.VANGUARD.COM


INFORMATION PROVIDED BY THE
SECURITIES AND EXCHANGE
COMMISSION (SEC)
You can review and copy
information about the Fund
(including the SAI) at the SEC's
Public Reference Room in
Washington, DC. To find out more
about this public service, call the
SEC at 1-202-942-8090. Reports and
other information about the Fund are
also available on the SEC's website
(www.sec.gov), or you can receive
copies of this information, for a fee,
by electronic request at the
following e-mail address:
publicinfo@sec.gov, or by writing
the Public Reference Section,
Securities and Exchange
Commission, Washington, DC
20549-0102.

Fund's Investment Company Act
file number: 811-5445


(C) 2000 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation,
Distributor.


I544N-062000

The Vanguard Equity Income Fund Prospectus from Post-Effective Amendment No. 17 is incorporated by reference.

                                     PART B

                            VANGUARD (R) FENWAY FUNDS
                                  (THE TRUST)

                       STATEMENT OF ADDITIONAL INFORMATION



                                JANUARY 21, 2000;
                             REVISED JUNE 12, 2000

This Statement is not a Prospectus but should be read in conjunction with the Trust's current Prospectuses (dated January 21, 2000 for Vanguard Equity Income Fund and June 12, 2000 for Vanguard Growth Equity Fund). To obtain, without charge, the Prospectuses or the most recent Annual Reports to Shareholders, which contain the Trust's financial statements as hereby incorporated by reference, please call:



                         INVESTOR INFORMATION DEPARTMENT
                                 1-800-662-7447


                                TABLE OF CONTENTS

                                                                 PAGE
DESCRIPTION OF THE TRUST .........................................B-1
INVESTMENT POLICIES ..............................................B-3
FUNDAMENTAL INVESTMENT LIMITATIONS ...............................B-9
PURCHASE OF SHARES ...............................................B-10
REDEMPTION OF SHARES .............................................B-11
SHARE PRICE ......................................................B-11
MANAGEMENT OF THE FUNDS...........................................B-12
YIELD AND TOTAL RETURNS ..........................................B-15
INVESTMENT ADVISORY SERVICES .....................................B-17
PORTFOLIO TRANSACTIONS ...........................................B-23
FINANCIAL STATEMENTS .............................................B-24
COMPARATIVE INDEXES ..............................................B-24

                            DESCRIPTION OF THE TRUST


ORGANIZATION


The Trust was organized as Vanguard Equity Income Fund, Inc., a Maryland corporation, in 1987, and was reorganized as Vanguard Equity Income, a Delaware business trust, in May 1998. On March 1, 2000, the Trust was renamed Vanguard Fenway Funds. The Trust is registered with the United States Securities and Exchange Commission (the Commission) under the Investment Company Act of 1940 (the 1940 Act) as an open-end, diversified management company. It currently offers the following funds, each of which is an open-end diversified management company:

                       Vanguard  (R)  Equity Income Fund
                       Vanguard  (R)  Growth Equity Fund

                (INDIVIDUALLY, THE FUND; COLLECTIVELY THE FUNDS)

     The Trust has the ability to offer additional funds or classes of shares. There is no limit on the number of full and fractional shares that each Fund may issue.


SERVICE PROVIDERS

     CUSTODIAN. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as the custodian for Vanguard Equity Income Fund.The custodian for Vanguard

Growth Equity Fund is First Union National Bank, PA4943, 530 Walnut Street, Philadelphia, Pennsylvania 19106. The custodians are responsible for maintaining the Funds' assets and keeping all necessary accounts and records of Fund assets.

     INDEPENDENT ACCOUNTANTS. PricewaterhouseCoopers LLP, 30 South 17th Street, Philadelphia, Pennsylvania 19103, serves as the Funds' independent accountants. The accountants audit the Funds' financial statements and provide other related services. Prior to the Vanguard Growth Equity Fund reorganization, the Fund employed Ernst & Young LLP, 2001 Market Street, Suite 4000, Philadelphia, PA 19103, as its independent auditors.

     TRANSFER  AND   DIVIDEND-PAYING   AGENT.  The  Funds'  transfer  agent  and
dividend-paying agent is The Vanguard Group, Inc., 100 Vanguard Boulevard, Malvern, Pennsylvania 19355.

CHARACTERISTICS OF THE FUND'S SHARES

     RESTRICTIONS ON HOLDING OR DISPOSING OF SHARES. There are no restrictions on the right of shareholders to retain or dispose of the Funds' shares, other than the possible future termination of the Funds. Each Fund may be terminated by reorganization into another mutual fund or by liquidation and distribution of its assets. Unless terminated by reorganization or liquidation, the Funds will continue indefinitely.

     SHAREHOLDER LIABILITY. The Funds are organized under Delaware law, which provides that shareholders of a business trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of a Fund will not be personally liable for payment of the Fund's debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss on account of a Fund obligation only if the Fund itself had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.

     DIVIDEND RIGHTS. The shareholders of a Fund are entitled to receive any dividends or other distributions declared for such Fund. No shares have priority or preference over any other shares of the same Fund with respect to distributions. Distributions will be made from the assets of a Fund, and will be paid ratably to all shareholders of the Fund according to the number of shares of such Fund held by shareholders on the record date.

     VOTING RIGHTS. Shareholders are entitled to a vote on a matter if: (i) a shareholder vote is required under the 1940 Act; (ii) the matter concerns an amendment to the Declaration of Trust that would adversely affect to a material degree the rights and preferences of the shares of any Fund; or (iii) the Trustees determine that it is necessary or desirable to obtain a shareholder vote. The 1940 Act requires a shareholder vote under various circumstances, including to elect or remove Trustees upon the written request of shareholders representing 10% or more of a Fund's net assets, and to change any fundamental policy of a Fund. Shareholders of each Fund receive one vote for each dollar of net asset value owned on the record date, and a fractional vote for each fractional dollar of net asset value owned on the record date. However, only the shares of the Fund affected by a particular matter are entitled to vote on that matter. Voting rights are non-cumulative and cannot be modified without a majority vote.

     LIQUIDATION RIGHTS. In the event of liquidation, shareholders will be entitled to receive a pro rata share of the applicable Fund's net assets.

     PREEMPTIVE RIGHTS. There are no preemptive rights associated with each Fund's shares.

     CONVERSION RIGHTS. There are no conversion rights associated with each Fund's shares.

     REDEMPTION PROVISIONS. The Funds' redemption provisions are described in their current prospectuses and elsewhere in this Statement of Additional Information.

     SINKING FUND PROVISIONS. The Funds have no sinking fund provisions.

     CALLS OR ASSESSMENT. Each Fund's shares, when issued, are fully paid and non-assessable.

TAX STATUS OF THE FUNDS


Each Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code. This special tax status means that a Fund will not be liable for federal tax on income and capital gains distributed to shareholders. In order to preserve its tax status, each Fund must comply with certain requirements. If a Fund fails to meet these requirements in any taxable year, it will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.


                              INVESTMENT POLICIES

The following policies supplement the Funds' investment objectives and policies set forth in the Prospectuses. Vanguard Equity Income Fund intends to invest at least 65% of its total assets in equity securities intended to produce income. Vanguard Growth Equity Fund intends to invest at least 65% of its total assets in common stocks of growth companies.


FUTURES CONTRACTS AND OPTIONS

Each Fund may enter into futures contracts, options, and options on futures contracts in order to maintain cash reserves while simulating full investment. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC), a U.S. Government Agency. Assets committed to futures contracts will be segregated to the extent required by law.

     Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

     Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded.

     After a futures contract position is opened, the value of the contract is marked to the market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. Each Fund expects to earn interest income on its margin deposits.

     Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the value of the underlying securities. Each Fund intends to use futures contracts only for bona fide hedging purposes. Regulations of the CFTC applicable to each Fund require that all of its futures transactions constitute bona fide hedging transactions except to the extent that the aggregate initial margins and premiums required to establish any non-hedging positions do not exceed five percent of the value of the respective Fund's portfolio.

     Although techniques other than the sale and purchase of futures contracts could be used to control the exposure of a Fund's income to fluctuations in the market value of its securities, the use of futures contracts may be a more effective means of hedging this exposure. While the Funds will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

     RESTRICTIONS ON THE USE OF FUTURES CONTRACTS AND OPTIONS. Each Fund will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the Fund's total assets. In addition, each Fund will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of the Fund's total assets.

     RISK FACTORS IN FUTURES TRANSACTIONS. Positions in futures may be closed out only on an Exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, each Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, each Fund may be required to make delivery of the instruments underlying the futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge. Each Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

     The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out.

     A 15% decrease in the value of the futures contract would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies of each Fund are engaged in only for hedging purposes, the Advisers do not believe that the Funds are subject to the risks of loss frequently associated with futures transactions. Each Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

     Utilization of futures transactions by each Fund does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. It is also possible that each Fund could both lose money on futures contracts and also experience a decline in the value of its portfolio securities. There is also the risk of loss by each Fund of margin deposits in the event of bankruptcy of a broker with whom the respective Fund has an open position in a futures contract or related option.

     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

     FEDERAL TAX TREATMENT OF FUTURES CONTRACTS. Except for transactions that each Fund has identified as hedging transactions, each Fund is required for Federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. In these cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Gains and losses on certain other futures contracts (primarily non-U.S. futures contracts) are not recognized until the contracts are closed and are treated as long-term or short-term depending on the holding period of the contract. Sales of futures contracts which are intended to hedge against a change in the value of securities held by a Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. The Funds may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the Funds.

     In order for each Fund to continue to qualify for Federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income derived with respect to each Fund's business of investing in such securities or currencies. It is anticipated that any net gain recognized on futures contracts will be considered qualifying income for purposes of the 90% requirement.

     Each Fund will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes on futures transactions. Such distributions will be combined with distributions of capital gains realized on a Fund's other investments and shareholders will be advised on the nature of the transactions.



REPURCHASE AGREEMENTS

Each Fund, along with other members of The Vanguard Group, may invest in repurchase agreements with commercial banks, brokers or dealers either for defensive purposes due to market conditions or to generate income from its excess cash balances. A repurchase agreement is an agreement under which a Fund acquires a fixed-income security (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by a Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by a custodian bank until repurchased. In addition, each Fund's Board of Trustees will monitor repurchase agreement transactions generally and will establish guidelines and standards for review by the investment adviser of the creditworthiness of any bank, broker or dealer party to a repurchase agreement.

     The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, a Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to the liquidation or reorganization under bankruptcy or other laws, a court may determine that the underlying security is collateral for a loan by a Fund not within the control of a Fund and therefore the realization by the Fund on such collateral may be automatically stayed. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the advisers acknowledge these risks, it is expected that they will be controlled through careful monitoring procedures.


LENDING OF SECURITIES

Each Fund may lend its investment securities to qualified institutional investors (typically brokers, dealers, banks or other financial institutions) who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The terms, the structure and the aggregate amount of such loans must be consistent with the 1940 Act and the Rules or interpretations of the Commission thereunder. These provisions limit the amount of securities a Fund may lend to 33/1//3% of the Fund's total assets, and require that (a) the borrower pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit or securities issued or guaranteed by the United States Government having at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time and (d) the Fund receive reasonable interest on the loan (which may include the Fund's investing any cash collateral in interest bearing short-term investments), any distribution on the loaned securities and any increase in their market value. Loan arrangements made by a Fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Funds' Board of Trustees.

     At the present time, the Staff of the Commission does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Trustees. In addition, voting rights pass with the loaned securities, but if a material event will occur affecting an investment on the loan, the loan must be called and the securities voted.


VANGUARD INTERFUND LENDING PROGRAM

The Commission has issued an exemptive order permitting each Fund and other Vanguard Funds to participate in Vanguard's interfund lending program. This program allows the Vanguard funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including the requirement that no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is available from a typical bank for a comparable transaction. In addition, a Vanguard fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objective and other investment policies. The Boards of Trustees of the Vanguard funds are responsible for ensuring that the interfund lending program operates in compliance with all conditions of the Commission's exemptive order.


TEMPORARY INVESTMENTS

Each Fund may take temporary defensive measures that are inconsistent with the Fund's normal fundamental or non-fundamental investment policies and strategies in response to adverse market, economic, political or other conditions. Such measures could include investments in (a) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. Government and its agencies, commercial paper, and bank certificates of deposit; (b) repurchase agreements involving any such securities; (c) shares of other investment companies which have investment objectives consistent with those of the Fund; and (d) other money market instruments. There is no limit on the extent to which a Fund may take temporary defensive measures. In taking such measures, a Fund may fail to achieve its investment objective.


FOREIGN INVESTMENTS

Vanguard Equity Income Fund and Vanguard Growth Equity Fund each may invest up to 20% of its total assets in securities of foreign companies. Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies.

     CURRENCY RISK. Since the stocks of foreign companies are frequently denominated in foreign currencies, and since the Fund may temporarily hold uninvested reserves in bank deposits in foreign currencies, Vanguard Equity Income Fund and Vanguard Growth Equity Fund will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of each Fund permit it to enter into forward foreign currency exchange contracts in order to hedge holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

     FEDERAL TAX TREATMENT OF NON-U.S. TRANSACTIONS. Special rules govern the Federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option or similar financial instrument if such instrument is not marked to market. The disposition of a currency other than the U.S. dollar by a taxpayer whose functional currency is the U.S. dollar is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and nonequity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the marking-to-market rules applicable to other futures contracts unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency income or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. The Treasury Department issued regulations under which certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Internal Revenue Code of 1986, as amended, and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. Any gain or loss attributable to the foreign currency component of a transaction engaged in by a Fund which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction. It is anticipated that some of the non-U.S. dollar-denominated investments and foreign currency contracts the Funds may make or enter into will be subject to the special currency rules described above.

     COUNTRY RISK. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in companies in those countries.

     Although the Fund will endeavor to achieve most favorable execution costs in its portfolio transactions in foreign securities, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodial arrangements of foreign securities will be somewhat greater than the expenses for the custodial arrangements for handling U.S. securities of equal value.

     Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income the Fund receives from its foreign investments.

ILLIQUID SECURITIES

Each Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that may not be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on a Fund's books.

     Each Fund may invest in restricted, privately placed securities that, under securities laws, may be sold only to qualified institutional buyers. Because these securities can be resold only to qualified institutional buyers or after they have been held for a number of years, they may be considered illiquid securities--meaning that they could be difficult for a Fund to convert to cash if needed.

     If a substantial market develops for a restricted security held by a Fund, it will be treated as a liquid security, in accordance with procedures and guidelines approved by the Funds' Board of Trustees. This generally includes securities that are unregistered that can be sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933 (the 1933
Act). While the Funds' investment advisers determine the liquidity of restricted securities on a daily basis, the Board oversees and retains ultimate responsibility for the advisers' decisions. Several factors that the Board considers in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, and the availability of information about the security's issuer.


AMERICAN DEPOSITARY RECEIPTS ("ADRS")

ADRs are securities, typically issued by a U.S. financial institutional (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.


CONVERTIBLE SECURITIES

Convertible securities are corporate securities that are exchangeable for a set number of another security at a prestated price. Convertible securities typically have characteristics of both fixed income and equity securities. Because of the conversion feature, the market value of a convertible security tends to move with the market value of the underlying stock. The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions.

VARIABLE AND FLOATING RATE INSTRUMENTS

Certain obligations may carry variable or floating rates of interest, and may involve a conditional or undconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.


WARRANTS

Warrants are instruments giving holders the right, but not the obligation, to buy equity or fixed income securities of a company at a given price during a specified period.


WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

When-issued or delayed delivery securities are subject to market fluctuations due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its investment portfolio, a Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems appropriate.


                       FUNDAMENTAL INVESTMENT LIMITATIONS

Each Fund is subject to the following fundamental investment limitations, which cannot be changed in any material way without the approval of the holders of a majority of the Fund's shares. For these purposes, a "majority" of the Fund's shares means shares representing the lesser of: (i) 67% or more of the\\ \\votes cast to approve a change, so long as shares representing more than 50% of the Fund's net assets value are present or represented by proxy; or (ii) more than 50% of a Fund's net asset value.

     BORROWING. Vanguard Equity Income Fund may not borrow money, except for temporary purposes in an amount not exceeding 15% of the Fund's net assets. Vanguard Growth Equity Fund may not borrow money in an amount exceeding 33 1/ 3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowings. For Vanguard Growth Equity Fund, asset coverage of at least 300% is required for all borrowings, except where the Fund has borrowed for temporary purposes in amounts not exceeding 5%. Each Fund may borrow money through banks, or Vanguard's interfund lending program only, and must comply with all applicable regulatory conditions. Each Fund may not make any additional investments whenever outstanding borrowings exceed 5% of net assets.

     COMMODITIES. The Fund may not invest in commodities, except that each Fund may invest in stock futures contracts, stock options and options on stock futures contracts. No more than 5% of the Fund's total assets may be used as initial margin deposit for futures contracts, and no more than 20% of the Fund's total assets may be obligated under futures contracts or options at any time.

     DIVERSIFICATION. With respect to 75% of its total assets, the Fund may not:
(i) purchase more than 10% of the outstanding voting securities of any one issuer, or (ii) purchase securities of any issuer if, as a result, more than 5% of the Fund's total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the United States Government, its agencies, or instrumentalities.

     INDUSTRY CONCENTRATION. The Fund may not invest more than 25% of its total assets in any one industry.

     INVESTING FOR CONTROL. The Fund may not invest in a company for the purpose of controlling its management.*

     INVESTMENT COMPANIES. The Fund may not invest in any other investment company, except through a merger, consolidation or acquisition of assets, or to the extent permitted by Section 12 of the 1940 Act. Investment companies whose shares the Fund acquires pursuant to Section 12 must have investment objectives and investment policies consistent with those of the Fund.*

     LOANS. The Fund may not lend money to any person except by purchasing fixed income securities that are publicly distributed, by entering into repurchase agreements, by lending its portfolio securities, or through Vanguard's interfund lending program.

     MARGIN. The Fund may not purchase securities on margin or sell securities short, except as permitted by the Fund's investment policies relating to commodities.*

     PLEDGING ASSETS. The Fund may not pledge, mortgage or hypothecate more than 15% of its net assets.*

     REAL ESTATE. The Fund may not invest directly in real estate, although it may invest in securities of companies that deal in real estate.

     SENIOR SECURITIES. The Fund may not issue senior securities, except in compliance with the 1940 Act.

     UNDERWRITING. The Fund may not engage in the business of underwriting securities issued by other persons. The Fund will not be considered an underwriter when disposing of its investment securities.

* For Vanguard Growth Equity Fund, this is a non-fundamental limitation and may be changed by the Fund's Board of Trustees.

     None of these limitations prevents the Funds from participating in The Vanguard Group (Vanguard). Because the Trust is a member of the Group, each Fund may own securities issued by Vanguard, make loans to Vanguard, and contribute to Vanguard's costs or other financial requirements. See "Management of the Funds" for more information.

     The investment limitations set forth above are considered at the time investment securities are purchased. If a percentage restriction is adhered to at the time the investment is made, a later increase in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction.


                               PURCHASE OF SHARES

Each Fund reserves the right in its sole discretion (i) to suspend the offerings of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum investment for, or any other restrictions on, initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Fund's shares.


TRADING SHARES THROUGH CHARLES SCHWAB

Each Fund has authorized Charles Schwab & Co., Inc. (Schwab) to accept on its behalf purchase and redemption orders under certain terms and conditions. Schwab is also authorized to designate other intermediaries to accept purchase and redemption orders on each Fund's behalf subject to those terms and conditions. Under this arrangement, a Fund will be deemed to have received a purchase or redemption order when Schwab or, if applicable, Schwab's authorized designee, accepts the order in accordance with each Fund's instructions. Customer orders that are properly transmitted to each Fund by Schwab, or if applicable, Schwab's authorized designee, will be priced as follows:

     Orders received by Schwab before 3 p.m. Eastern time on any business day, will be sent to Vanguard that day and your share price will be based on the Fund's net asset value calculated at the close of trading that day. Orders received by Schwab after 3 p.m. Eastern time, will be sent to Vanguard on the following business day and your share price will be based on the Fund's net asset value calculated at the close of trading that day.


                              REDEMPTION OF SHARES

Each Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is restricted as determined by the Commission, (ii) during any period when an emergency exists as defined by the Commission as a result of which it is not reasonably practicable for each Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit.

     The Trust has made a Rule 18f-1 election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period.

     No charge is made by the Funds for redemptions. Shares redeemed may be worth more or less than what was paid for them, depending on the market value of the securities held by the Funds.


                                  SHARE PRICE

Each Fund's share price, or "net asset value" per share, is calculated by dividing the total assets of the Fund, less all liabilities, by the total number of shares outstanding. The net asset value is determined as of the close of the New York Stock Exchange (the Exchange) generally 4:00 p.m. Eastern time on each day that the Exchange is open for trading.

     Portfolio securities for which market quotations are readily available (includes those securities listed on national securities exchanges, as well as those quoted on the NASDAQ Stock Market) will be valued at the last quoted sales price on the day the valuation is made. Such securities which are not traded on the valuation date are valued at the mean of the bid and ask prices. Price information on exchange-listed securities is taken from the exchange where the security is primarily traded. Any foreign securities are valued at the latest quoted sales price available before the time when assets are valued. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

     Short-term instruments (those acquired with remaining maturities of 60 days or less) may be valued at cost, plus or minus any amortized discount or premium, which approximates market value.

     Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service may be determined without regard to bid or last sale prices of each security, but take into account institutional-size transactions in similar groups of securities as well as any developments related to specific securities.

     Other assets and securities for which no quotations are readily available or which are restricted as to sale (or resale) are valued by such methods as the Board of Trustees deems in good faith to reflect fair value.

     The share price for each Fund can be found daily in the mutual fund listings of most major newspapers under the heading of Vanguard Funds.

                            MANAGEMENT OF THE FUNDS


OFFICERS AND TRUSTEES

The Officers of the Funds manage their day-to-day operations and are responsible to the Funds' Board of Trustees. The Trustees set broad policies for each Fund and choose its Officers. The following is a list of Trustees and Officers of each Fund and a statement of their present positions and principal occupations during the past five years. As a group, the Fund's Trustees and Officers own less than 1% of the outstanding shares of the Fund. Each Trustee also serves as a Director of The Vanguard Group, Inc., and as a Trustee of each of the 103 funds administered by Vanguard (93 in the case of Mr. MacLaury). The mailing address of the Trustees and Officers of the Funds is Post Office Box 876, Valley Forge, PA 19482.

JOHN J. BRENNAN, (DOB: 7/29/1954) Chairman, Chief Executive Officer & Trustee* Chairman, Chief Executive Officer and Director of The Vanguard Group, Inc., and Trustee of each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN, (DOB: 1/25/1950) Trustee
Vice President, Chief Information Officer, and member of the Executive Committee of Johnson & Johnson (Pharmaceuticals/Consumer Products); Director of Johnson & Johnson*MERCK Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY, (DOB: 5/7/1931) Trustee
President Emeritus of The Brookings Institution (Independent Non-Partisan Research Organization); Director of American Express Bank, Ltd., The St. Paul Companies, Inc. (Insurance and Financial Services), and National Steel Corp.

ALFRED M. RANKIN, JR., (DOB: 10/8/1941) Trustee
Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc. (Machinery/ Coal/Appliances); and Director of The BFGoodrich Co. (Aircraft Systems/Manufacturing/Chemicals).

JOHN C. SAWHILL, (DOB: 6/12/1936) Trustee
President and Chief Executive Officer of The Nature Conservancy (Non-Profit Conservation Group); Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries (Machinery/Coal/ Appliances), and Newfield Exploration Co. (Energy); formerly, Director and Senior Partner of McKinsey & Co., and President of New York University.

JAMES O. WELCH, JR., (DOB: 5/13/1931) Trustee
Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON, (DOB: 3/2/1936) Trustee
Retired Chairman of Rohm & Haas Co. (Chemicals); Director of Cummins Engine Co. (Diesel Engine Company), and The Mead Corp. (Paper Products), and AmeriSource Health Corp.; and Trustee of Vanderbilt University.

RAYMOND J. KLAPINSKY, (DOB: 12/7/1938) Secretary*
Managing Director of The Vanguard Group, Inc.; Secretary of The Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, (DOB: 5/21/1957) Treasurer*
Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

ROBERT D. SNOWDEN, (DOB: 9/4/1961) Controller*
Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.

* Officers of the Fund are "interested persons" as defined in the 1940 Act.

THE VANGUARD GROUP

Each Fund is a member of The Vanguard Group of Investment Companies, which consists of more than 100 funds. Through their jointly-owned subsidiary, The Vanguard Group, Inc. (Vanguard), the Funds and the other funds in The Vanguard Group obtain at cost virtually all of their corporate management, administrative and distribution services. Vanguard also provides investment advisory services on an at-cost basis to certain of the Vanguard funds.

     Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings and equipment. Each fund pays a share of Vanguard's total expenses which are allocated among the funds under methods approved by the Board of Trustees of each fund. In addition, each fund bears its own direct expenses such as legal, auditing and custodian fees. In order to generate additional revenues for Vanguard and thereby reduce the funds' expenses, Vanguard also provides certain administrative services to other organizations.

     The funds' Officers are also Officers and employees of Vanguard. No Officer or employee owns, or is permitted to own, any securities of any external adviser for the funds.

     Vanguard and the Funds' advisers have adopted Codes of Ethics designed to prevent employees who may have access to nonpublic information about the trading activities of the Funds (access persons) from profiting from that information. The Codes permit access persons to invest in securities for their own accounts, including securities that may be held by the Funds, but place substantive and procedural restrictions on their trading activities. For example, the Codes require that access persons receive advance approval for every securities trade to ensure that there is no conflict with the trading activities of the Funds.

     Vanguard was established and operates under an Amended and Restated Funds' Service Agreement which was approved by the shareholders of each of the funds. The amounts which each of the funds have invested are adjusted from time to time in order to maintain the proportionate relationship between each fund's relative net assets and its contribution to Vanguard's capital. At September 30, 1999, Vanguard Equity Income Fund had contributed $670,000 to Vanguard, representing 0.02% of the Fund's net assets and 0.7% of Vanguard's capitalization. (Vanguard Growth Equity Fund had not commenced operations as a Vanguard fund as of September 30, 1999.) The Amended and Restated Funds' Service Agreement provides as follows: (a) each Vanguard fund may be called upon to invest up to .40% of its current assets in Vanguard, and (b) there is no other limitation on the dollar amount that each Vanguard fund may contribute to Vanguard's capitalization.

     MANAGEMENT. Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the funds by third parties.

     DISTRIBUTION. Vanguard Marketing Corporation, a wholly-owned subsidiary of The Vanguard Group, Inc., provides all distribution and marketing activities for the funds in the Group. The principal distribution expenses are for advertising, promotional materials and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment companies which will become members of The Vanguard Group. The Trustees and Officers of Vanguard determine the amount to be spent annually on distribution activities, the manner and amount to be spent on each fund, and whether to organize new investment companies.

     One half of the distribution expenses of a marketing and promotional nature is allocated among the funds based upon relative net assets. The remaining one half of those expenses is allocated among the funds based upon each fund's sales for the preceding 24 months relative to the total sales of the funds as a Group, provided, however, that no fund's aggregate quarterly rate of contribution for distribution expenses of a marketing and promotional nature shall exceed 125% of the average distribution expense rate for The Vanguard Group, and that no fund shall incur annual distribution expenses in excess of 20/100 of 1% of its average month-end net assets.

     During the fiscal years ended September 30, 1997, 1998, and 1999, Vanguard Equity Income Fund incurred the following approximate amounts of The Vanguard Group's management (including transfer agency), distribution, and marketing expenses: $4,423,000, $5,443,000, and $7,897,000, respectively.

     Prior to joining the Vanguard Group, Vanguard Growth Equity Fund was party to an administration agreement, under which, for the fiscal years ended September 30, 1997, 1998, and 1999, the Fund paid the following administrative fees, net of waivers: $110,759, $114,049, and $117,203, respectively.

     INVESTMENT ADVISORY SERVICES. An experienced investment management staff employed directly by Vanguard provides investment advisory services to Vanguard Equity Income Fund and many Vanguard funds. These services are provided on an internalized, at-cost basis. The compensation and other expenses of this staff are paid by the funds utilizing these services.


TRUSTEE COMPENSATION

The same individuals serve as Trustees of all Vanguard funds (with two exceptions, which are noted in the table appearing below, and each fund pays a proportionate share of the Trustees' compensation. The funds employ their officers on a shared basis, as well. However, officers are compensated by the Vanguard Group, Inc., not the funds.

     INDEPENDENT TRUSTEES. The funds compensate their independent Trustees--that is, the ones who are not also officers of the fund--in three ways:

 .    The  independent  Trustees  receive an annual fee for their  service to the
     Funds, which is subject to reduction based on absences from scheduled Board meetings.

 .    The  independent  Trustees are reimbursed for the travel and other expenses that they incur in attending Board meetings.

 .    Upon retirement,  the independent  Trustees receive an aggregate annual fee of $1,000 for each year served on the Board, up to fifteen years of service. This annual fee is paid for ten years following retirement, or until each Trustee's death.

     "INTERESTED" TRUSTEE. Mr. Brennan serves as a Trustee, but is not paid in this capacity. He is, however, paid in his role as officer of The Vanguard Group, Inc.

     COMPENSATION TABLE. The following table provides compensation details for each of the Trustees. We list the amounts paid as compensation and accrued as retirement benefits by the Funds for each Trustee. In addition, the table shows the total amount of benefits that we expect each Trustee to receive from all Vanguard funds upon retirement, and the total amount of compensation paid to each Trustee by all Vanguard funds. All information shown is for the fiscal year ended September 30, 1999:

                                                  VANGUARD FENWAY FUNDS
                                                TRUSTEES' COMPENSATION TABLE

                                                                  PENSION OR
                                                                  RETIREMENT                         TOTAL
                                                                   BENEFITS                      COMPENSATION
                                                   AGGREGATE      ACCRUED AS                       FROM ALL
                                                  COMPENSATION      PART OF        ESTIMATED       VANGUARD
                                                      FROM           THESE          ANNUAL       FUNDS PAID TO
                                                     THESE          FUNDS'       BENEFITS UPON     TRUSTEES(1)
                                                     FUNDS         EXPENSES       RETIREMENT
-------------------------------------------------------------------------------------------------------------------
John C. Bogle /(2)/ . . . . . . . . . . . . . .      None            None             None            None
John J. Brennan . . . . . . . . . . . . . . . .      None            None             None            None
Barbara Barnes Hauptfuhrer /(3)/  . . . . . . .      $167             $21          $15,000              $0
JoAnn Heffernan Heisen. . . . . . . . . . . . .      $667             $37          $15,000         $80,000
Bruce K. MacLaury . . . . . . . . . . . . . . .      $697             $62          $12,000         $75,000
Alfred M. Rankin, Jr. . . . . . . . . . . . . .      $667             $44          $15,000         $80,000
John C. Sawhill . . . . . . . . . . . . . . . .      $667             $57          $15,000         $80,000
James O. Welch, Jr. . . . . . . . . . . . . . .      $667             $65          $15,000         $80,000
J. Lawrence Wilson. . . . . . . . . . . . . . .      $667             $48          $15,000         $80,000

(1) The amounts reported in this column reflect the total compensation paid to each Trustee for his or her service as Trustee of 103 Vanguard funds (93 in the case of Mr. MacLaury) for the 1999 calendar year.

(2) Mr. Bogle has retired from the Vanguard Equity Income Fund's Board, effective December 31, 1999.

(3) Mrs. Hauptfuhrer has retired from Vanguard Equity Income Fund's Board, effective December 31, 1998.



                            YIELD AND TOTAL RETURNS

The yield of Vanguard Equity Income Fund for the 30-day period ended September 30, 1999 was 2.64%. The yield is calculated daily. The average annual total return of Vanguard Equity Income Fund for one, five, and ten years ended September 30, 1999, was 12.56%, 19.53% and 12.96%, respectively.

The yield of Vanguard Growth Equity Fund for the 30-day period ended September 30, 1999 was 0.00%. The yield is calculated daily. The average annual total return of Vanguard Growth Equity Fund for the one-, and five-years ended
September 30, 1999, and since inception, was 38.16%, 24.63% and 19.17%, respectively.


SEC YIELDS

Yield is the net annualized yield based on a specified 30-day (or one month) period assuming semiannual compounding of income. Yield is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                          YIELD = 2[((A-B)/CD+1)/6/-1]

  Where:

          a  = dividends and interest earned during the period.
          b  = expenses accrued for the period (net of
               reimbursements).
          c  = the average daily number of shares outstanding during the period that were entitled to receive dividends.
          d = the maximum offering price per share on the last day of the period.

AVERAGE ANNUAL TOTAL RETURN

Average annual total return is the average annual compounded rate of return for the periods of one year, five years, ten years or the life of a Fund, all ended on the last day of a recent month. Average annual total return quotations will reflect changes in the price of each Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares.

     Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical investment over such periods according to the following formula (average annual total return is then expressed as a percentage):

                               T = (ERV/P)/1/N/-1

  Where:

          T  = average annual total return
          P = a hypothetical initial investment of $1,000 n = number of years
        ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

AVERAGE ANNUAL AFTER-TAX TOTAL RETURN QUOTATION

We calculate the Fund's average annual after-tax total return by finding the average annual compounded rate of return over the 1-, 5-, and 10-year periods that would equate the initial amount invested to the after-tax value, according to the following formulas:

After-tax return:

                                P (1+T)/N/ = ATV

  Where:

          P  = a hypothetical initial payment of $1,000
          T = average annual after-tax total return n = number of years
        ATV = after-tax value at the end of the 1-, 5-, or 10-year periods of a hypothetical $1,000 payment made at the beginning of the time period, assuming no liquidation of the investment at the end of the measurement periods.
Instructions.

1. Assume all distributions by each Fund are reinvested--less the taxes due on such distributions--at the price on the reinvestment dates during the period. Adjustments may be made for subsequent re-characterizations of distributions.

2. Calculate the taxes due on distributions by each Fund by applying the highest federal marginal tax rates to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain, etc.). For periods after December 31, 1997, the federal marginal tax rates used for the calculations are 39.6% for ordinary income and short-term capital gains and 20% for long-term capital gains. Note that the applicable tax rates may vary over the measurement period. Assume no taxes are due on the portions of any distributions classified as exempt interest or non-taxable (i.e., return of capital). Ignore any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

3. Include all recurring fees that are charged to all shareholder accounts. For any account fees that vary with the size of the account, assume an account size equal to the Fund's mean (or median) account size. Assume that no additional taxes or tax credits result from any redemption of shares required to pay such fees.

4.   State the total return quotation to the nearest hundredth of one percent.

CUMULATIVE TOTAL RETURN

Cumulative total return is the cumulative rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the price of the Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in Fund shares. Cumulative total return is calculated by finding the cumulative rates of a return of a hypothetical investment over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

                                 C = (ERV/P)-1

  Where:

          C  = cumulative total return
          P  = a hypothetical initial investment of $1,000
        ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

                          INVESTMENT ADVISORY SERVICES


VANGUARD EQUITY INCOME FUND

The Fund currently has four investment advisers: Newell Associates (Newell), 525 University Avenue, Palo Alto, California 94301; John A. Levin & Co., Inc. (Levin), One Rockefeller Plaza, 19th Floor, New York, NY 10020; Wellington Management Company, LLP (Wellington Management), 75 State Street, Boston MA 02109; and The Vanguard Group, Inc. (Vanguard), Post Office Box 2600, Valley Forge, PA 19482. Prior to January 1, 1995, Newell was the sole investment adviser to the Fund. Spare, Kaplan, Bischel & Associates (Spare Kaplan) served as an adviser to the Fund from 1995 through 1999. Levin was added as an investment adviser effective January 1, 1995. Vanguard was added as an adviser effective January 16, 1998. Wellington Management was added as an adviser effective January 1, 2000. The Fund has entered into investment advisory agreements with Newell, Levin, and Wellington Management which provide that the advisers manage the investment and reinvestment of the Fund's assets and continuously review, supervise and administer the Fund's investment program. The advisers discharge their responsibilities subject to the control of the Officers and Trustees of the Fund.

     The proportion of the net assets of the Fund managed by each adviser is established by the Board of Trustees, and may be changed in the future as circumstances warrant. As of September 30, 1999, Newell was responsible for approximately 61% of the Fund's investment, and Levin was responsible for approximately 18%, and Spare Kaplan was responsible for approximately 16%, which Wellington Management began managing as of January 1, 2000. Vanguard's advisory role is limited; it currently manages just the Fund's cash reserves, which normally represent about 5% of the Fund's assets.



NEWELL ASSOCIATES

The Fund pays Newell an advisory fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the average month-end net assets managed by Newell for the quarter:


                NET ASSETS                   ANNUAL RATE
                ----------                   -----------
                First $250 million......       .200%
                Next $500 million.......       .150%
                Next $250 million.......       .100%
                Over $1 billion.........       .080%

     During the fiscal years ended September 30, 1997, 1998, and 1999, Vanguard Equity Income Fund incurred the following advisory fees owed to Newell:
$1,526,568, $1,851,435, and $2,150,288, respectively.


JOHN A. LEVIN & CO., INC.

The Fund pays Levin a basic advisory fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the average month-end assets of the Fund managed by Levin (Levin Portfolio) for the quarter:



                NET ASSETS                     ANNUAL RATE
                ----------                     -----------
                First $100 million......          0.40%
                Next $200 million.......          0.25%
                Next $200 million.......          0.30%
                Next $500 million.......          0.25%
                Over $1 billion.........          0.10%


     The basic fee paid to Levin, as provided above, may be increased or decreased by applying an incentive/penalty adjustment to the basic fee reflecting the investment performance of the Levin Portfolio relative to the return of the Standard and Poor's 500 Composite Stock Price Index (S&P 500 Index), an index which emphasizes large capitalization companies.

     The following table sets forth the incentive/penalty fee rates payable by the Fund to Levin under the investment advisory agreement:


THREE YEAR PERFORMANCE                                PERFORMANCE FEE
DIFFERENTIAL VS. THE S&P 500 INDEX                    ADJUSTMENT*
----------------------------------                    ---------------
Less than 0%.................                         -0.40 x Basic Fee
Between 0% and 3%............                         -0.20 x Basic Fee
Between 3% and 6%............                          0.00 x Basic Fee
Between 6% and 9%............                          0.20 x Basic Fee
More than 9%.................                          0.40 x Basic Fee


* For purposes of this calculation, the Basic Fee is calculated by applying a quarterly rate based on the Annual Basic Fee Rate using average assets over the same period over which the performance is measured.

     The investment performance of the Levin Portfolio, for any period, expressed as a percentage of the "Levin Portfolio Unit Value" at the beginning of such period, will be the sum of: (i) the change in the Levin Portfolio Unit Value during such period; (ii) the unit value of the Fund's cash distributions from the Levin Portfolio's net investment income and realized net capital gains (whether long-term or short-term) having an ex-dividend date occurring within such period; and (iii) the unit value of capital gains taxes paid or accrued during such period by the Fund for undistributed long-term capital gains realized from the Levin Portfolio.

     The Levin Portfolio Unit Value will be determined by dividing the total net assets of the Levin Portfolio by a given number of units. On the initial date of the agreement, the number of units in the Levin Portfolio will equal the total shares outstanding of the Fund. After such initial date, as assets are added to or withdrawn from the Levin Portfolio, the number of units of the Levin Portfolio will be adjusted based on the unit value of the Levin Portfolio on the day such changes are executed.

     The  investment  record of the S&P 500 Index will be calculated  monthly by
(i) multiplying the total return for the month (change in market price plus dividends) of each stock included in the S&P 500 Index by its weighings in the S&P 500 Index at the beginning of the month, and (ii) adding the values discussed in (i). For any period, therefore, the investment record of the S&P 500 Index will be the compounded monthly returns of the S&P 500 Index.

     For the purposes of determining the incentive/penalty fee adjustment, the net assets managed by Levin will be averaged over the same period as the investment performance of those assets and the investment record of the S&P 500 Index are computed.

     Under the Fund's investment advisory agreement with Levin, the maximum performance adjustment for an incentive fee is made at a difference of +9 percentage points from the performance of the index over a thirty-six month period. The maximum performance adjustment for a penalty fee is made at a difference of less than +0 percentage points from the performance of the index over a thirty-six month period. On a per year basis, these maximum adjustments effectively would occur at differences from the index of +3 percentage points and less than +0 percentage point, respectively.

     In the event of termination of this Agreement, the fee paid to Levin shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current fiscal quarter as a percentage of the total number of days in such quarter.

     During the fiscal years ended September 30, 1997, 1998, and 1999, Vanguard Equity Income Fund incurred the following advisory fees owed to Levin:


                                              1997         1998           1999
                                              ----         ----           ----
Basic Fee...................              $781,369   $1,084,801     $1,583,863
Increase or Decrease for Performance      (228,534)    (290,030)      (402,526)
Adjustment..................             ---------    ---------      ---------
Total.......................              $552,835     $794,771     $1,181,337
                                          ========     ========     ==========

WELLINGTON MANAGEMENT COMPANY, LLP

The Fund pays Wellington Management a basic advisory fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the average month-end net assets of the Fund managed by Wellington Management (Wellington Management Portfolio) for the quarter:


                NET ASSETS                     ANNUAL RATE
                ----------                     -----------
                First $1 billion........           .125%
                Next $4 billion.........           .100%
                Over $5 billion.........           .080%

     The basic fee paid to Wellington Management, as provided above, may be increased or decreased by applying an incentive/penalty adjustment to the basic fee reflecting the investment performance of the Wellington Management Portfolio relative to the return of the Lipper Equity Income average.

     The following table sets forth the incentive/penalty fee rates payable by the Fund to Wellington Management under the investment advisory agreement:


THREE YEAR PERFORMANCE
DIFFERENTIAL VS. THE LIPPER EQUITY                  PERFORMANCE FEE
INCOME AVERAGE                                      ADJUSTMENT*
---------------                                     --------------
Exceeds by 3% to 6%..........                       0.10 x Basic Fee
Exceeds by more than 6%......                       0.20 x Basic Fee
Trails by 3% to 6%...........                      -0.10 x Basic Fee
Trails by more than 6%.......                      -0.20 x Basic Fee

* For purposes of this calculation, the Basic Fee is calculated by applying a quarterly rate based on the Annual Basic Fee Rate using average assets over the same period over which the performance is measured.

     The Performance Fee Adjustment will not be fully operable until the quarter ending December 31, 2002. Until that time, the following transition rules will apply:

     (A) JANUARY 1, 2000 THROUGH SEPTEMBER 30, 2000. Wellington Management's compensation will be the Basic Fee. No Performance Fee Adjustment will apply during this period.

     (B) OCTOBER 1, 2000 THROUGH DECEMBER 31, 2002. Beginning October 1, 2000, the Performance Fee Adjustment will take effect on a progressive basis with regards to the number of months elapsed between January 1, 2000, and the quarter for which Wellington Management's fee is being computed. During this period, the Performance Fee Adjustment will be multiplied by a fraction. The fraction will equal the number of months elapsed since January 1, 2000, divided by thirty-six.

     (C) ON AND AFTER DECEMBER 31, 2002. For the quarter ending December 31, 2002, and thereafter, the Performance Fee Adjustment will be fully operable. The period used to calculate the Adjustment shall be the 36 months preceding the end of the quarter for which the fee is being computed.

     The investment performance of the Wellington Management Portfolio for any period, expressed as a percentage of the "Wellington Management Portfolio unit value" at the beginning of such period, will be calculated in a manner consistent with the total return methodology used by Lipper Inc., to calculate investment performance.

     The "Wellington Management Portfolio unit value" will be determined by dividing the total net assets of the Wellington Management Portfolio by a given number of units. Initially, the number of units in the Wellington Management Portfolio will equal the total shares outstanding of the Fund on January 1, 2000. Subsequently, as assets are added to or withdrawn from the Wellington Management Portfolio, the number of units of the Wellington Management Portfolio will be adjusted based on the unit value of the Wellington Management Portfolio on the day such changes are executed. Any cash buffer maintained by the Fund outside of the Wellington Management Portfolio shall neither be included in the total net assets of the Wellington Management Portfolio nor included in the computation of the Wellington Management Portfolio Unit Value.

     The investment record of the Lipper Equity Income average for any period will be obtained from an independent source at the end of each applicable quarter. The calculation will be based on the thirty-six month period ending with the applicable quarter and will be gross of applicable costs and expenses.

     In the event of termination of this agreement with Wellington Management, the fees will be computed on the basis of the period ending on the last business day on which this agreement is in effect, subject to a pro rata adjustment based on the number of days elapsed in the current fiscal quarter as a percentage of the total number of days in such quarter.

     This agreement became effective on January 1, 2000, and will continue in effect until December 31, 2002, and thereafter, only so long as such continuance is approved at least annually by votes of the Fund's Board of Trustees who are not parties to the agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. In addition, the question of continuance of the advisory agreement may be presented to the shareholders of the Fund; in such event, such continuance will be effected only if approved by the affirmative vote of a majority of the outstanding voting securities of the Fund.

     The Fund's Board of Trustees may, without the approval of shareholders, provide for:

 .    The employment of a new investment  adviser  pursuant to the terms of a new advisory agreement, either as a replacement for an existing adviser or as an additional adviser.
 .    A change in the terms of an advisory agreement.
 .    The  continued  employment  of an  existing  adviser  on the same  advisory contract terms where a contract has been assigned because of a change in control of the adviser.
     Any such change will be communicated to shareholders in writing.


DESCRIPTION OF THE ADVISERS

     NEWELL ASSOCIATES. Newell Associates, a California corporation, was founded in 1986 to provide investment management services to institutions. Newell Associates uses its proprietary Relative Yield Strategy to determine when stocks are undervalued and, therefore, candidates for purchase or overvalued and, therefore, candidates for sale. The officers of the corporation are: Roger D. Newell, Chairman; Robert A. Huret, Vice Chairman; and Jennifer C. Newell, CFA, President.

     JOHN A. LEVIN & CO. INC. John A. Levin, which commenced operations in 1982, provides investment advisory services to institutional and private clients, including registered investment trusts and several private investment partnerships. The investment process at Levin emphasizes identifying investment value through fundamental research. John A. Levin, a founding principal and
Chairman and Chief Executive Officer of Levin, and Jeffrey A. Kigner, Co-Chairman and Chief Investment Officer of Levin, are responsible for managing the portion of the Fund's assets managed by Levin. Levin is an indirect subsidiary of Baker, Fentress & Company.

     WELLINGTON MANAGEMENT COMPANY, LLP. Wellington Management is a professional investment advisory firm that provides services to individuals, employee benefit plans, endowment funds, and other institutions. The firm was founded in 1928, and is organized as a Massachusetts limited liability partnership. The managing partners of Wellington Management are Duncan M. McFarland, Laurie A. Gabriel, and John R. Ryan. Mr. Ryan is the portfolio manager who is primarily responsible for Wellington Management's portion of the Fund.

     THE VANGUARD GROUP. The Vanguard Group is a family of more than 100 funds holding assets worth more than $530 billion. Vanguard serves as an investment adviser to the Fund and currently manages about $320 billion in total assets.

VANGUARD GROWTH EQUITY FUND

     TURNER INVESTMENT PARTNERS. The Fund pays Turner a Basic Fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the average month-end net assets of the Fund.

            NET ASSETS                                 ANNUAL RATE
            ----------                                 -----------
            First $200 million. . . . . . . .             0.50%
            Next $300 million. . . . . . . .              0.40%
            Next $1.5 billion. . . . . . . .              0.30%
            Over $2 billion. . . . . . . . .              0.20%

     The Basic Fee paid to Turner, as provided above, may be increased or decreased by applying performance adjustment ("Adjustment"). The Adjustment will be calculated as a percentage of the Basic Fee and will change proportionately with the investment performance of the Fund relative to the return of the Russell 1000 Growth Index for the 36-month period ending with the then-ended quarter.
     The following table sets forth the incentive/penalty fee rates payable by the Fund to Turner under the investment advisory agreement.



CUMULATIVE 36-MONTH
PERFORMANCE OF PORTFOLIO                ADJUSTMENT AS A
VERSUS THE INDEX (A)                    PERCENTAGE OF BASIC FEE (B)
------------------------                ---------------------------
Trails by more than 9%                  -75%
Trails by 0% to 9%                      Linear decrease from 0% to 75%
Exceeds by 0% to 9%                     Linear increase from 0% to +75%
Exceeds by more than 9%                 +75%



(a)During the first thirty-six month (36) period, inception-to-date Fund performance versus performance of the Index for the same period will be utilized. Subject to the transition rules provided for below, the +/-9% hurdle rate illustrated in the table above will be multiplied by a fraction, the numerator being the months elapsed since inception and the denominator being thirty-six (36).

For purposes of the Adjustment calculator, the Basic Fee is calculated by applying the above rate schedule against the average month-end net assets over the same time period for which the performance is measured.

(b) Linear application of the adjustment provides for an infinite number of results within the stated range. Example: Cumulative 36-month performance of Portfolio versus the Index is +7.2%. Accordingly, a performance fee adjustment of +60% [(7.2% divided by 9.0%) times 75% maximum] of the Basic Fee would be due and payable.

The Adjustment will not be fully operable until the Fund has operated under this Agreement for a full 36 months. Until that time, the following transition rules will apply:


(a)JUNE 12, 2000 THROUGH APRIL 30, 2001. Adviser compensation will be the Basic Fee. No Adjustment will apply during this period.


(b)MAY 1, 2001 THROUGH JUNE 30, 2003. Beginning May 1, 2001 the Adjustment will take effect on a progressive basis with regards to the number of months elapsed between July 1, 2000 and the quarter end for which the Adviser fee is being computed. During this period, the Adjustment that has been determined as provided above will be multiplied by a fraction. The fraction's numerator will equal the number of months that have elapsed since July 1, 2000 and the denominator will be thirty-six (36).

(c) ON AND AFTER JULY 1, 2003. Commencing July 1, 2003, the adjustment will be fully operable.

     During the fiscal years ended September 30, 1997, 1998, and 1999, Vanguard Growth Equity Fund incurred the following investment advisory fees:**



                                           1997         1998           1999
                                           ----         ----           ----
Basic Fee...................           $694,046     $664,499       $987,424
Advisory Fee Waived.........            $24,250      $76,793             $0


** These fees were paid under a prior investment advisory fee structure.

DESCRIPTION OF THE ADVISER


     TURNER INVESTMENT PARTNERS. Turner Investment Partners is a professional advisory firm, founded in March 1990. Robert E. Turner is the Chairman and controlling shareholder of the Adviser. As of March 31, 2000, Turner had discretionary management authority with respect to approximately $9.5 billion, including 10 non-Vanguard mutual funds with $1.7 billion in assets. Turner has provided investment advisory services to investment companies since 1992.

DURATION AND TERMINATION OF INVESTMENT ADVISORY AGREEMENTS

The Fund's current agreements are renewable for successive one-year periods, only if each renewal is specifically approved by a vote of the Fund's Board of Trustees, including the affirmative votes of a majority of Trustees who are not parties to the contract or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of considering such approval. An agreement is automatically terminated if assigned, and may be terminated without penalty at any time (1) by vote of the Board of Trustees of the Fund on 60 days' written notice to the adviser, or (2) by the adviser upon 90 days' written notice to the Fund.


                             PORTFOLIO TRANSACTIONS

The investment advisory agreements authorize the Advisers (with the approval of the Fund's Board of Trustees) to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund and direct the Advisers to use their best efforts to obtain the best available price and most favorable execution as to all transactions for the Fund. The Advisers have undertaken to execute each investment transaction at a price and commission which provides the most favorable total cost or proceeds reasonably obtainable under the circumstances.

     In placing portfolio transactions, each Adviser will use its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain the best available price and most favorable execution. The full range and quality of brokerage services available will be considered in making these determinations. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the best available price and most favorable execution, consideration may be given to those brokers which supply investment research and statistical information and provide other services in addition to execution services to the Fund and/or the Adviser. Each Adviser considers such information useful in the performance of its obligations under the agreement, but is unable to determine the amount by which such services may reduce its expenses.

     The investment advisory agreements also incorporate the concepts of Section 28(e) of the Securities Exchange Act of 1934 by providing that, subject to the approval of the Fund's Board of Trustees, each Adviser may cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction; provided that such commission is deemed reasonable in terms of either that particular transaction or the overall responsibilities of the Adviser to the Fund.

     Currently, it is the Fund's policy that each Adviser may at times pay higher commissions in recognition of brokerage services felt necessary for the achievement of better execution of certain securities transactions that otherwise might not be available. Each Adviser will only pay such higher commissions if it believes this to be in the best interest of the Fund. Some brokers or dealers who may receive such higher commissions in recognition of brokerage services related to execution of securities transactions are also providers of research information to the Adviser and/or the Fund. However, each Adviser has informed the Fund that it generally will not pay higher commission rates solely for the purpose of obtaining research services.

     Some securities considered for investment by the Fund may also be appropriate for other clients served by each Adviser. If purchase or sale of securities consistent with the investment policies of the Fund and one or more of these other clients serviced by the Adviser are considered at or about the same time, transactions in such securities will be allocated among the Fund and such other clients in a manner deemed equitable by the Adviser. Although there may be no specified formula for allocating such transactions, the allocation methods used, and the results of such allocations, will be subject to periodic review by the Fund's Board of Trustees.

     During the fiscal years ended September 30, 1997, 1998 and 1999, Vanguard Equity Income Fund paid $1,097,967, $1,404,979, and $1,624,448 respectively, in brokerage commissions. During the fiscal years ended September 30, 1997, 1998, and 1999, Vanguard Growth Equity Fund paid $335,291, $464,404, and $671,953, respectively, in brokerage commissions.


5% SHAREHOLDERS

As of March 31, 2000, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the outstanding shares of the Vanguard Growth Equity Fund. The Trust believes that most of the shares referred to below were held by the persons indicated in accounts for their fiduciary, agency, or custodial customers:



                                               TOTAL NUMBER
SHAREHOLDER                                       OF SHARES         PERCENTAGES
-----------                                       ---------         -----------
First Union National Bank...                 5,050,377.4150              32.09%
FBO Sheet Metal Workers Local #19
Annuity Self-Directed Fund
A/C 1546002697
1525 Harris Boulevard
CMG NC-1251
Charlotte, North Carolina 28262-8522




                              FINANCIAL STATEMENTS

Vanguard Equity Income Fund's financial statements for the year ended September 30, 1999, including the financial highlights for each of the five fiscal years in the period ended September 30, 1999, appearing in the Vanguard Equity Income Fund 1999 Annual Report to Shareholders, and the report thereon of PricewaterhouseCoopers LLP, independent accountants, also appearing therein, are incorporated by reference in this Statement of Additional Information.


The financial statements of Turner Growth Equity Fund for the fiscal year ended September 30, 1999, including notes thereto and the report of Ernst & Young, LLP thereon, are also incorporated by reference in this Statement of Additional Information. (Prior to June 12, 2000, Vanguard Growth Equity Fund was organized as Turner Growth Equity Fund.)


For a more complete discussion of the performance, please see each Fund's Annual Report to Shareholders, which may be obtained without charge.


                              COMPARATIVE INDEXES

Vanguard may use reprinted material discussing The Vanguard Group, Inc. or any of the member funds of The Vanguard Group of Investment Companies.

     Each of the investment company members of The Vanguard Group, including Vanguard Equity Income Fund, may, from time to time, use one or more of the following unmanaged indexes for comparative performance purposes.

STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX--includes stocks selected by Standard & Poor's Index Committee to include leading companies in leading industries and to reflect the U.S. stock market.

STANDARD & POOR'S MIDCAP 400 INDEX--is composed of 400 medium sized domestic stocks.

STANDARD & POOR'S 500/BARRA VALUE INDEX--consists of the stocks in the Standard & Poor's 500 Composite Stock Price Index with the lowest price-to-book ratios, comprising 50% of the market capitalization of the S&P 500.

STANDARD & POOR'S SMALLCAP 600/BARRA VALUE INDEX--contains stocks of the S&P SmallCap 600 Index which have a lower than average price-to-book ratio.

STANDARD & POOR'S SMALLCAP 600/BARRA GROWTH INDEX--contains stocks of the S&P SmallCap 600 Index which have a higher than average price-to-book ratio.

RUSSELL 1000 VALUE INDEX--consists of the stocks in the Russell 1000 Index (comprising the 1,000 largest U.S.-based companies measured by total market capitalization) with the lowest price-to-book ratios, comprising 50% of the market capitalization of the Russell 1000.

WILSHIRE 5000 TOTAL MARKET INDEX--consists of more than 7,000 common equity securities, covering all stocks in the U.S. for which daily listing pricing is available.

WILSHIRE 4500 COMPLETION INDEX--consists of all stocks in the Wilshire 5000 except for the 500 stocks in the Standard and Poor's 500 Index.

RUSSELL 1000 GROWTH INDEX--consists of the stocks in the Russell 1000 Index (comprising the 1,000 largest U.S.-based companies measured by total market capitalization) with the highest price-to-book ratios, comprising 50% of the market capitalization of the Russell 1000.

RUSSELL 3000 STOCK INDEX--a diversified portfolio of over 3,000 common stocks accounting for over 90% of the market value of publicly traded stocks in the U.S.

RUSSELL 2000 STOCK INDEX--composed of the 2,000 smallest securities in the Russell 3000, representing approximately 7% of the Russell 3000 total market capitalization.

RUSSELL 2000 VALUE INDEX--contains stocks from the Russell 2000 Index with a less-than-average growth orientation.

MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX--is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia, Asia and the Far East.

GOLDMAN SACHS 100 CONVERTIBLE BOND INDEX--currently includes 71 bonds and 29 preferreds. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.

SALOMON BROTHERS GNMA INDEX--includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

SALOMON BROTHERS HIGH-GRADE CORPORATE BOND INDEX--consists of publicly issued, non-convertible corporate bonds rated Aa or Aaa. It is a value weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

SALOMON BROTHERS BROAD INVESTMENT-GRADE BOND INDEX--is a market-weighted index that contains over 4,800 individually priced investment-grade corporate bonds rated BBB or better, U.S. Treasury/agency issues and mortgage pass-through securities.

LEHMAN LONG-TERM TREASURY BOND INDEX--is a market-weighted index that contains individually priced U.S. Treasury Securities with maturities of 10 years or greater.

MERRILL LYNCH CORPORATE & GOVERNMENT BOND INDEX--consists of over 4,500 U.S. Treasury, Agency and investment grade corporate bonds.

LEHMAN CORPORATE (BAA) BOND INDEX--all publicly offered fixed rate, nonconvertible domestic corporate bonds rated Baa by Moody's, with a maturity longer than 1 year and with more than $100 million outstanding. This index includes over 1,500 issues.

LEHMAN BROTHERS LONG-TERM CORPORATE BOND INDEX--is a subset of the Lehman Corporate Bond Index covering all corporate, publicly issued, fixed-rate, nonconvertible U.S. debt issues rated at least Baa, with at least $100 million principal outstanding and maturity greater than 10 years.

BOND BUYER MUNICIPAL BOND INDEX--is a yield index on current coupon high grade general obligation municipal bonds.

STANDARD & POOR'S PREFERRED INDEX--is a yield index based upon the average yield of four high grade, non-callable preferred stock issues.

NASDAQ INDUSTRIAL INDEX--is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

COMPOSITE  INDEX--70%  Standard  & Poor's  500 Index and 30%  NASDAQ  Industrial
Index.

COMPOSITE INDEX--65% Standard & Poor's 500 Index and 35% Lehman Corporate A or Better Bond Index.

COMPOSITE INDEX--65% Lehman Brothers Long-Term Corporate AA or Better Bond Index and a 35% weighting in a blended equity composite (75% Standard & Poor's 500/BARRA Value Index, and 12.5% Standard & Poor's Utilities Index and 12.5% Standard & Poor's Telephone Index).

LEHMAN BROTHERS  LONG-TERM  CORPORATE AA OR BETTER BOND  INDEX--consists  of all
publicly    issued,    fixed    rate,     nonconvertible    investment    grade,
dollar-denominated, SEC-registered corporate debt rated AA or AAA.

LEHMAN BROTHERS AGGREGATE BOND INDEX--is a market weighted index that contains over 4,000 individually priced U.S. Treasury, agency, corporate, and mortgage pass-through securities corporate rated BBB- or better. The Index has a market value of over $5 trillion.

LEHMAN BROTHERS CORPORATE A OR BETTER BOND INDEX--consists of all publicly issued, investment grade corporate bonds rated A or better, of all maturity levels.

LEHMAN BROTHERS MUTUAL FUND SHORT (1-5) GOVERNMENT/CORPORATE INDEX--is a market weighted index that contains over 1,500 individually priced U.S. Treasury, agency, and corporate investment grade bonds rated BBB- or better with maturities between 1 and 5 years. The index has a market value of over $1.6 trillion.

LEHMAN BROTHERS MUTUAL FUND INTERMEDIATE (5-10) GOVERNMENT/CORPORATE INDEX--is a market weighted index that contains over 1,500 individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities between 5 and 10 years. The index has a market value of over $800 billion.

LEHMAN BROTHERS LONG (10+) GOVERNMENT/CORPORATE INDEX--is a market weighted index that contains over 1,900 individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities greater than 10 years. The index has a market value of over $1.1 trillion.

LIPPER SMALL COMPANY GROWTH FUND AVERAGE--the average performance of small company growth funds as defined by Lipper Inc. Lipper defines a small company growth fund as a fund that by prospectus or portfolio practice, limits its investments to companies on the basis of the size of the company. From time to time, Vanguard may advertise using the average performance and/or the average expense ratio of the small company growth funds. (This fund category was first established in 1982. For years prior to 1982, the results of the Lipper Small Company Growth category were estimated using the returns of the Funds that constituted the Group at its inception.)

LIPPER BALANCED FUND AVERAGE--an industry benchmark of average balanced funds with similar investment objectives and policies, as measured by Lipper Inc.

LIPPER NON-GOVERNMENT MONEY MARKET FUND AVERAGE--an industry benchmark of average non-government money market funds with similar investment objectives and policies, as measured by Lipper Inc.

LIPPER GOVERNMENT MONEY MARKET FUND AVERAGE--an industry benchmark of average government money market funds with similar investment objectives and policies, as measured by Lipper Inc.

LIPPER GENERAL EQUITY FUND AVERAGE--an industry benchmark of average general equity funds with similar investment objectives and policies, as measured by Lipper Inc.

LIPPER FIXED INCOME FUND AVERAGE--an industry benchmark of average fixed income funds with similar investment objectives and policies, as measured by Lipper Inc.

LIPPER EQUITY INCOME FUND AVERAGE--an industry benchmark of average equity income funds with similar investment objectives and policies, as measured by Lipper Inc.

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                                                             SAI065-05/16/ 2000

                                      B-28